                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              JLG INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              JLG INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          THURSDAY, NOVEMBER 20, 2003

Dear Fellow Shareholder:

     It is my pleasure to invite you to attend the 2003 Annual Meeting of Shareholders of JLG Industries, Inc. The meeting will be held at the Company's headquarters in McConnellsburg, Pennsylvania on Thursday, November 20, 2003 at 9:00 a.m. for the following purposes:

        1. To elect a board of eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their successors shall be elected and qualified.

        2.  To approve the Company's 2003 Long-Term Incentive Plan.

        3. To ratify the selection of independent auditors for the 2004 fiscal year.

        4. To transact such other business as may properly come before the Annual Meeting

     Shareholders of record at the close of business on October 1, 2003 will be entitled to vote at this meeting or any adjournments thereof.

     Your vote is important to us. Please promptly sign, date and mail the enclosed proxy card in the postage-paid return envelope provided.

                                          By order of the Board of Directors,

                                          /s/ Thomas D. Singer

                                          Thomas D. Singer
                                          Secretary

October 6, 2003

                                PROXY STATEMENT

                                    GENERAL

     The Notice of Annual Meeting, this Proxy Statement, the enclosed proxy card, and the Annual Report of JLG Industries, Inc. (the "Company") are furnished to shareholders of record at the close of business on October 1, 2003 (the "Record Date"). On the Record Date, there were 43,372,432 shares of Capital Stock issued and outstanding. Each share of Capital Stock entitles the holder to one vote at the Annual Meeting. There are no other voting securities of the Company.

     The Board of Directors is soliciting proxies to be voted at the 2003 Annual Meeting of Shareholders of the Company to be held at Company's headquarters in McConnellsburg, Pennsylvania on November 20, 2003.

     A proxy may be revoked by the person giving the proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. During the Annual Meeting, a proxy may be revoked by filing a written revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. You may vote your shares by signing, dating and mailing the proxy card(s) found in the address pocket of the mailing envelope. If you hold shares in more than one account, then you will receive more than one card. Please sign, date and mail each card received to ensure that all of your shares will be represented and voted at the Annual Meeting.

     All expenses in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, the officers, directors, or other employees of the Company, as yet undesignated, and without compensation other than their regular compensation, may solicit proxies in person or by other appropriate means if authorized and if deemed advisable.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The persons named in the following table have been nominated by the Board of Directors for election as directors at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors shall be elected and qualified. Directors are elected by a majority of the votes cast.

NOMINEES FOR DIRECTORS

                                 DIRECTOR                             BACKGROUND
NAME                       AGE    SINCE                              INFORMATION
----                       ---   --------                            -----------
Roy V. Armes.............  50      2000     Corporate Vice President and General Director, Whirlpool
                                            Mexico, S.A. de C.V., Whirlpool Corporation; prior to 2002,
                                            Corporate Vice President, Global Procurement Operations,
                                            Whirlpool Corporation.
George R. Kempton........  69      1993     Retired Chairman of the Board and Chief Executive Officer,
                                            Kysor Industrial Corporation.
William M. Lasky.........  56      1999     Chairman of the Board, President and Chief Executive Officer;
                                            prior to 2001, President and Chief Executive Officer; prior to
                                            2000, President and Chief Operating Officer; prior to 1999,
                                            President, Dana Corporation, Worldwide Filtration Products
                                            Group.
James A. Mezera..........  73      1984     President, Mezera and Associates, Inc., a management
                                            consulting firm.
Stephen Rabinowitz.......  60      1994     Retired Chairman of the Board, President and Chief Executive
                                            Officer, General Cable Corporation.
Raymond C. Stark.........  60      2000     Retired Corporate Vice President, Six Sigma and Productivity,
                                            Honeywell International, Inc.; prior to 1999, President and
                                            General Manager, AlliedSignal Aerospace, Defense Electronics
                                            Co.

                                 DIRECTOR                             BACKGROUND
NAME                       AGE    SINCE                              INFORMATION
----                       ---   --------                            -----------
Thomas C. Wajnert........  60      1994     Managing Director, FairView Advisors, LLC; Director, R.J.
                                            Reynolds Tobacco Holdings, Inc.; prior to 2002, Chairman of the Board, Seismiq, Inc.; Chairman of the Board, Epix
                                            Holdings, Inc.
Charles O. Wood, III.....  65      1988     President, Wood Holdings, Inc., a private investment firm;
                                            prior to 2003, Director, Boston Private Financial Holdings,
                                            Inc.

     Each nominee for director listed above has been employed in the capacity noted for more than five years, except as indicated. There are no family relationships among any of the above-named nominees for director.

BOARD OF DIRECTORS

     The Company's Board of Directors held ten meetings during the 2003 fiscal year. During that time, each director attended at least 75% of the aggregate of
(i) the number of meetings of the Board of Directors and (ii) the number of meetings held by all committees of the Board of Directors on which he served, with the exception of Mr. Armes who attended 61% of such meetings.

     The Board of Directors has five committees: Audit, Compensation, Directors and Corporate Governance, Executive and Finance to devote attention to specific subjects and to assist the Board of Directors in the discharge of its responsibilities. All committees other than the Executive Committee are composed of non-employee directors.

     The Audit Committee, currently consisting of Messrs. Armes, Kempton, Mezera (Chairman), Rabinowitz, Stark and Wood, met five times during the 2003 fiscal year. The Audit Committee of the Board of Directors consists entirely of directors who satisfy the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission.

     The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. Based on the attributes, education and experience requirements set forth in Section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board of Directors has determined that Mr. Mezera qualifies as an "Audit Committee Financial Expert."

     The Compensation Committee, currently consisting of Messrs. Armes, Kempton, Stark and Wajnert (Chairman), principally evaluates the performance of the Chief Executive Officer; reviews his evaluation of the other officers' performance; recommends compensation arrangements for all officers of the Company, including salaries, bonuses and other supplemental compensation programs; administers the Company's Stock Incentive Plan; and reviews all other officer-related benefit plans and management development programs. The Compensation Committee held three meetings during the 2003 fiscal year.

     The Directors and Corporate Governance Committee, currently consisting of Messrs. Kempton (Chairman), Mezera, Stark and Wood, held three meetings during the 2003 fiscal year. This committee is responsible for identifying and recommending to the Board appropriate areas of expertise to be represented on the Board; identifying qualified candidates to fill Board positions; reviewing and recommending the slate of directors to be submitted for election by the shareholders at each annual meeting; reviewing any such shareholder nominations of directors to determine whether they comply with substantive and procedural requirements; recommending to the Board staffing of committees and reviewing the scope of each committee's responsibilities; reviewing shareholder proposals for inclusion in the Company's proxy materials and determining whether they comply with substantive and procedural requirements; recommending to the Board appropriate levels of director compensation and compensation programs; reviewing and advising the Board regarding management succession plans; and evaluating the performance of the Board and current directors.

     The Executive Committee currently consisting of Messrs. Kempton, Lasky, Mezera, Rabinowitz, and Wajnert, held no meetings during the 2003 fiscal year. This committee's purpose is to permit Board action in unusual circumstances such as during the unavailability of a quorum.

     The Finance Committee, currently consisting of Messrs. Armes, Mezera, Rabinowitz (Chairman), Wajnert and Wood, held five meetings during the 2003 fiscal year. This committee is responsible for overseeing the Company's capital, finance and investment policies, objectives and transactions. Within this oversight role, this committee exercises the full powers and authority of the Board except for certain categories of transactions with respect to which its role is limited to reviewing and making recommendations to the Board.

     Directors, who are not employees of the Company, receive compensation for their services as directors. Each such director currently receives a $45,000 annual retainer and each committee chairman receives a $5,000 annual retainer for service as a committee chairman. Directors are also reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings and for other services rendered as a director. Directors, who are employees of the Company, do not receive additional compensation for services as a director.

     The JLG Industries, Inc. Directors Stock Option Plan provides for annual grants to each non-employee director of an option to purchase 6,000 shares of the Company's Capital Stock provided the Company earned a net profit, before extraordinary items, for the preceding year.

     The Company has a Directors' Deferred Compensation Plan which entitles each eligible director to defer the receipt of fees payable for services as a director. Any director, who is not an employee of the Company, is eligible to participate in the plan. Mr. Mezera elected to participate in the plan during fiscal 2003. Payments deferred under the plan are credited with an investment rate of return based upon investment indices available under the plan as selected by the participant.

     Director nominations, other than those by or at the direction of the Board of Directors, may be made pursuant to written notice received by the Secretary of the Company at 1 JLG Drive, McConnellsburg, PA 17233 no later than ninety days prior to the anniversary date of the previous year's annual meeting. Such notice must be accompanied by written statements signed by each person so nominated setting forth all information in respect of such person that would be required by Rule 14a-3 promulgated by the Securities and Exchange Commission if such person had been nominated by the Board of Directors and stating that such person consents to such nomination and consents to serve as director of the Company if elected.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities Exchange Act of 1934 require that the Company disclose late filings of reports of stock ownership, or changes in ownership, by its directors, officers, and 10% stockholders. Based on its review of the copies of forms it received, or written representations from reporting persons that they were not required to file a Form 5, the Company believes that, during fiscal 2003, all reports required under Section 16(a) of the Securities Exchange Act for its directors, officers, and 10% stockholders were filed on a timely basis, except that Mr. Rehbein filed one late report of acquisition of securities.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION POLICIES

     The Company's executive compensation programs are designed to retain or attract qualified executives, to develop and manage implementation of the Company's business plans and to provide appropriate incentives, based principally on objective criteria, that link compensation to individual and Company performance. The Compensation Committee, which is composed entirely of non-employee, independent directors, reviews executive compensation levels annually and recommends for Board consideration an annual compensation package for each executive officer. The package is comprised of:

     - Annual Base Salary

     - Cash bonus opportunity based upon annual performance objectives for the Company and individual executive established under the Company's Management Incentive Plan.

     - Stock-based awards valued based upon the expected value at date of grant using the Black-Scholes valuation method for options and fair market value of restricted shares and designed to provide intermediate and long-term incentives to enhance shareholder value.

     Total compensation available in the combined package for each executive officer will generally be set based on the Company's financial condition, performance objectives correlated to the Company's annual business plan and comparisons to the preceding year's package. The Committee also evaluates compensation levels for comparable positions reflected in survey data provided by the Committee's independent compensation consultant. The consultant seeks to compile survey data drawn from a broad group of industrial companies of generally comparable revenue size, with generally comparable officer positions and responsibilities. In considering all of these factors, the Committee seeks to set base salaries generally equivalent to median levels reflected in the survey data. In setting performance-based compensation, the Committee seeks to provide Company executives with the opportunity to earn total compensation generally approximating the 75th percentile levels reflected in the survey data. As a secondary comparative measure for Chief Executive Officer compensation, the Committee examines compensation practices of a selected group of capital equipment manufacturers. However, the Committee believes that the market for skilled senior management is not limited to capital equipment manufacturers and that a broad industry comparison offers a better basis for evaluating competitive compensation levels than comparison to executive compensation paid by firms included in either the selected group of capital equipment manufacturers examined by the Committee or the Peer Industry Group identified in the Performance Graph included in this Proxy Statement.

COMPENSATION FOR FISCAL YEAR 2003

     Compensation available for the Company's executive officers for fiscal year 2003 consisted of a base salary and opportunity to earn a year-end cash bonus. The Committee also awarded stock options and restricted shares under the Company's Stock Incentive Plan.

     Base Salaries. For fiscal 2003, aggregate base salary competitiveness for all officers as a group was generally within the range of the Committee's compensation philosophy with almost all officers' salaries falling within plus or minus 15% of median of survey data provided by the Committee's compensation consultant.

     Cash Bonus Opportunity. For fiscal 2003, the Committee established under the Management Incentive Plan opportunities for a cash bonus that could be earned on the basis of specific individual performance objectives and on the basis of the Company's achievement of various levels of earnings per share
(EPS), manufacturing profit, and trade working capital as a percentage of total sales. While certain officers earned bonuses based on achievement of their individual objectives, the Company did not meet the threshold level of performance on any of the Company metrics. Accordingly, total bonuses paid under the Management Incentive Plan were below targeted levels which resulted in total cash compensation below the 50th percentile of compensation survey data for all officers.

     Stock-based Awards. For fiscal 2003, the Committee also awarded to officers a blend of stock options and restricted shares that provide intermediate and long-term incentives and that offer opportunities for officers to earn total direct compensation above the 50th percentile levels reflected in survey data. The aggregate quantitative value of the stock-based awards was determined on a basis similar to prior years except that total number of shares subject to awards (including awards for non-officers) was constrained by the limit of shares remaining available for issuance under the Stock Incentive Plan. Due in part to this limit on number of shares and management's recommendations, the Committee determined to allocate 40% of the quantitative value of stock-based awards to stock options and 60% to restricted shares. For fiscal 2002, the Committee had allocated 50% to stock options and 50% to restricted shares. As with prior years, the stock options are exercisable at a price equal to fair market value of the Company's share price as of the date of the grant and vest ratably over three years subject to each officer's continued employment with the Company. The restricted share awards vest at the end of five years subject to each officer's continued employment with the Company, with opportunities for accelerated vesting if the market price of the Company's shares increases to exceed certain thresholds. Specifically, half of the awards will vest on an accelerated basis upon the Company's share price attaining a 75% increase over the share price on the date of grant and the remaining half will vest upon a 100% increase in the share price.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee believes that the CEO, Mr. Lasky, continues to demonstrate strong leadership and strategic foresight in navigating the Company through a challenging economic environment and positioning the Company to prosper during improved economic conditions.

     For fiscal 2003, the Committee recommended and the Board approved an increase in Mr. Lasky's annual salary from $475,000 to $600,000, which was at the 50th percentile level reflected in survey data. As noted above, Company performance metrics fell short of the threshold level under the Management Incentive Plan, but Mr. Lasky earned a bonus of $153,000, based on his achievement of individual performance objectives including the achievement of stated pricing goals for fiscal 2003 and the successful establishment of a global human resources infrastructure. Mr. Lasky's total cash compensation for fiscal 2003, comprised of his salary and bonus below target, fell below the 50th percentile of survey data.

     In considering intermediate and long-term incentives for fiscal 2003, the Committee awarded Mr. Lasky 152,700 restricted shares and options to acquire 137,800 shares of Common Stock. The quantitative value of the awards was determined by the Committee based upon a multiple of Mr. Lasky's salary established at the 58th percentile of compensation survey data. The restricted shares vest at the end of five years subject to Mr. Lasky's continued employment with the Company, with accelerated vesting opportunities prior to the end of the fifth year as described above. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant and vest ratably over each of the next three years subject to Mr. Lasky's continued employment.

DISCUSSION OF CORPORATE TAX DEDUCTION FOR COMPENSATION IN EXCESS OF $1 MILLION A YEAR

     Section 162(m) of the Internal Revenue Code of 1986 (the "Internal Revenue Code") precludes a public corporation from taking a tax deduction in any year for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid executive officers. The $1 million annual deduction limit does not apply, however, to "performance-based compensation" as that term is defined in Internal Revenue Code Section 162(m)(4)(C) and regulations promulgated thereunder. Compensation deferred by an executive under a qualifying deferred compensation program also is not subject to the $1 million annual deduction limit if the compensation is paid after the individual ceases to be an executive officer.

     Compensation in respect of stock options granted under the Stock Incentive Plan qualifies as "performance-based compensation." However, restricted share awards that contain performance-based vesting features, but that otherwise vest over time subject to an executive's continued employment with the Company do not meet the technical requirements for "performance-based compensation." Nonetheless, the Committee believes that this type of award promotes Company interests by creating incentives both to retain key personnel and to increase shareholder value. The Committee typically awards this type of restricted shares in amounts that will not result in compensation in excess of the $1 million deduction limit, except in years when an increase-in-share-price trigger for accelerated vesting of shares is achieved. However, during fiscal year 2003 no executive received non-performance-based compensation exceeding $1 million.

     This report is submitted by the Compensation Committee of the Board of Directors.

                                          Thomas C. Wajnert (Chairman)
                                          Roy V. Armes
                                          George R. Kempton
                                          Raymond C. Stark

     The following tables and narrative identify the Company's executive officers and set forth compensation information for the Company's Chief Executive Officer and its four most highly compensated executive officers (the "Named Executive Officers") as of the end of the 2003 fiscal year.

SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                                               COMPENSATION AWARDS
                                                                               --------------------
                                   ANNUAL COMPENSATION            OTHER        RESTRICTED
NAME, AGE AND                   --------------------------       ANNUAL          STOCK      OPTIONS      ALL OTHER
PRINCIPAL POSITION              YEAR    SALARY    BONUS(1)   COMPENSATION(2)   AWARDS(3)      (4)     COMPENSATION(5)
------------------              ----    ------    --------   ---------------   ----------   -------   ---------------
William M. Lasky, 56            2003   $600,000   $153,000         --          $1,206,330   137,800       $17,790
  Chairman of the Board,        2002    475,008         --         --             623,314   106,300        34,133
  President and Chief           2001    445,272         --         --             746,361   155,300        68,804
  Executive Officer
James H. Woodward, Jr., 50      2003    350,016    102,721         --             372,880    42,600         8,083
  Executive Vice President      2002    308,016         --         --             292,904    49,900        12,307
  and Chief Financial           2001    275,880    115,000         --             292,944   104,500           899
  Officer (6)
Craig E. Paylor, 47             2003    270,428     44,720         --             175,380    20,000        11,667
  Senior Vice President,        2002    226,680         --         --             138,415    23,500         6,416
  Sales, Marketing and          2001    200,016         --         --             140,010    29,100        23,772
  Customer Support
Thomas D. Singer, 51            2003    245,016     49,781         --             154,840    17,700        15,912
  Senior Vice President,        2002    225,000         --         --             125,020    21,200         9,590
  General Counsel and           2001    205,008         --         --             143,241    29,800        36,694
  Secretary (7)
Peter L. Bonafede, Jr., 53      2003    235,008     50,365         --             148,520    16,900        10,578
  Senior Vice President,        2002    215,016         --         --             118,769    20,300         8,393
  Manufacturing                 2001    200,016         --         --             140,010    29,100        34,567

---------------

 (1) Reflects bonuses earned during the fiscal year, but paid during the following fiscal year.

 (2) Excludes the value of perquisites and other personal benefits. The incremental cost to the Company of providing such perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of annual salary and bonus for any of the Named Executive Officers.

 (3) The 2003 restricted shares were awarded on July 23, 2003. The shares vest in five years with the exceptions that i) if the share price of the Company's Capital Stock averages $13.83 per share for forty consecutive trading days, then 50% of the grant vests, and ii) if the share price of the Company's Capital Stock averages $15.80 per share for forty consecutive trading days, then the remaining 50% of the grant vests. The 2002 restricted shares were awarded on August 7, 2002 and vest in five years with the exceptions that i) if the share price of the Company's Capital Stock averages $15.63 per share for forty consecutive trading days, then 50% of the grant vests, and ii) if the share price of the Company's Capital Stock averages $17.86 per share for forty consecutive trading days, then the remaining 50% of the grant vests. Dividends are payable to the Named Executive Officers on the restricted shares. Total restricted shares held and the aggregate market value at July 31, 2003 for the Named Executive Officers were as follows: Mr. Lasky, 257,150 shares valued at $2,311,779; Mr. Woodward, 103,600 shares valued at $931,364; Mr. Paylor, 44,200 shares valued at $397,358; Mr. Singer, 43,584 shares valued at $391,820; and Mr. Bonafede, 41,934 shares valued at $376,987.

 (4) The 2003 and 2002 options were awarded on July 23, 2003 and August 7, 2002, respectively.

 (5) Includes payments pursuant to the Company's Supplemental Medical Care Reimbursement Plan for the Named Executive Officers to reimburse medical expenses incurred by them or their dependents and not paid by other employee benefit plans (Mr. Lasky $4,353; Mr. Woodward $1,684; Mr. Paylor $6,123; Mr. Singer $8,000; and Mr. Bonafede $3,834); and payments pursuant to the Company's Annual Physical Examination Plan (Mr. Lasky $1,190); contributions to the Company's discretionary, defined contribution retirement plan (Mr. Woodward $2,097; Mr. Paylor $5,544; Mr. Singer $5,265; and Mr. Bonafede $5,294) and contributions pursuant to the Company's Executive Deferred Compensation Plan (Mr. Lasky $12,247; Mr. Woodward $4,302; Mr. Singer $2,647; and Mr. Bonafede $1,451).

 (6) Mr. Woodward commenced employment with the Company on August 7, 2000.

 (7) Mr. Singer became an executive officer in November 2000.

STOCK OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS
                              -------------------------                      POTENTIAL REALIZABLE VALUE AT
                                            % OF TOTAL                    ASSUMED ANNUAL RATES OF STOCK PRICE
                                             OPTIONS                        APPRECIATION FOR OPTION TERM(3)
                               OPTIONS/     GRANTED TO    EXERCISE OR   ---------------------------------------
                                SAR'S      EMPLOYEES IN   BASE PRICE      EXPIRATION
NAME                          GRANTED(1)   FISCAL YEAR     PER SHARE        DATE(2)          5%         10%
----                          ----------   ------------   -----------   ---------------   --------   ----------
William M. Lasky............   137,800          18%          $7.90        July 23, 2013   $929,290   $2,124,565
James H. Woodward, Jr. .....    42,600           6            7.90        July 23, 2013    287,284      656,796
Craig E. Paylor.............    20,000           3            7.90        July 23, 2013    134,875      308,355
Thomas D. Singer............    17,700           2            7.90        July 23, 2013    119,365      272,894
Peter L. Bonafede, Jr. .....    16,900           2            7.90        July 23, 2013    113,970      260,560

---------------

(1) Consists solely of options to purchase shares of Capital Stock.

(2) Options become exercisable in equal amounts over a three-year period beginning July 23, 2004. To the extent not already exercisable, the options generally become exercisable upon a change in control. A change in control means either (i) any person or group becomes the beneficial owner of 25% or more of the voting power of the Company's Capital Stock; or (ii) the election within a twelve-month period of three or more directors whose election is not approved by the majority of the Board of Directors; or (iii) the incumbent directors cease to be a majority of the Board of Directors.

(3) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation in the market price of the Capital Stock over the terms of the options. The potential realizable value to all shareholders using the specified 5% and 10% rates of appreciation and the outstanding shares at July 31, 2003 would be $292,459,670 and $668,627,996, respectively. The Company's use of these hypothetical appreciation rates specified by the Securities and Exchange Commission should not be construed as an endorsement of the accuracy of this method of valuing options. The value realized by the holders of the options will depend upon the actual performance of the Capital Stock over the term of the options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                                   NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                     OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                                                                        YEAR END(1)              AT FISCAL YEAR END(2)
                             SHARES ACQUIRED       VALUE        ---------------------------   ---------------------------
NAME                           ON EXERCISE        REALIZED      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ---------------   --------------   -----------   -------------   -----------   -------------
William M. Lasky...........           --               --         346,549        356,651       $     --       $156,580
James H. Woodward, Jr. ....           --               --          55,166        141,834             --         49,428
Craig E. Paylor............           --               --          69,805         53,200             --         23,210
Thomas D. Singer...........           --               --          55,141         48,834             --         20,565
Peter L. Bonafede, Jr. ....           --               --          64,800         46,900             --         19,639

---------------

(1) The Company does not have any outstanding stock appreciation rights

(2) Value is calculated based on the difference between the option exercise price and the closing market price of the Company's Capital Stock on July 31, 2003, multiplied by the number of shares underlying the option. The calculation omits options where the exercise price exceeds the closing market price.

COMPENSATION PURSUANT TO PLANS

     The Company maintains separate benefit plans for employees of the Company. The following describe the Company's plans and related benefits.

     The Company maintains a non-qualified defined benefit plan that provides for payments, following retirement or in other specified circumstances, equal to the average of the officer's base salary plus cash bonus for the two calendar years in which the sum is the highest, multiplied by 65% for Mr. Lasky, 60% for Mr. Woodward and 55% for Messrs. Paylor, Singer and Bonafede; offset, however, by the actuarial equivalent of benefits provided to the officer in conjunction with the Company's contribution to other employer sponsored retirement plans, the actuarial equivalent of retirement benefits provided by previous employers of the officer; and 50% of the officer's social security benefit. The retirement benefit is payable in the form of a ten year certain life annuity, with options for a joint and survivor annuity and an actuarial equivalent lump sum payout. The officer may elect to receive a reduced retirement benefit in the case of early retirement. The plan provides for 25% vesting per year after two years of service, with full vesting after five years of service. Based on their annual compensation through the end of the Company's 2003 fiscal year, with the benefits identified in the plan, assuming a 6% increase in their annual compensation, attainment of their target bonus and normal retirement age has been attained or retirement dates are announced, the Named Executive Officers would be entitled to projected annual payments under the plan as follows: Mr. Lasky, $735,608; Mr. Woodward, $465,472; Mr. Paylor, $265,885; Mr. Singer,
$176,980; and Mr. Bonafede, $221,980. The Company also provides a separate retiree medical plan for the officers, together with their spouse and eligible dependents.

     The Company has an executive deferred compensation plan that allows officers to defer all or a portion of their base salary, cash bonus, Restricted Share award and/or gain on an Option. Provided that the officer elects to defer some portion of his base salary, cash bonus, Restricted Share award and/or gain on an Option, the Company will contribute to the officer's account an amount equal to the amount that would have been contributed by the Company to the account in the Company's Employees' Retirement Savings Plan in the form of matching and profit sharing contributions, but for the various limitations in the Internal Revenue Code for highly compensated employees. Payments deferred and contributions received under the plan are credited with an investment rate of return based upon investment indices available under the plan as selected by the participant.

     The Company also maintains an executive severance plan which will provide a severance benefit of two times the aggregate of base salary and cash bonus for Mr. Lasky and one times the aggregate of base salary and cash bonus for Messrs. Singer, and Paylor, with base salary and cash bonus being the amounts paid the officer for the final twelve calendar months of employment. The severance benefit is payable in the form of a lump sum upon involuntary termination of employment by the Company, unless the termination is for one of the specified reasons which includes disloyalty or conviction of a felony. The severance benefit is also payable in certain other circumstances in connection with a change of control and will be adjusted to gross-up for any excise tax applicable to compensation in excess of limits provided in Section 280G of the Internal Revenue Code. No severance benefit is payable if the officer is entitled to a retirement benefit under the supplemental executive retirement plan, except in connection with a change of control. The severance benefit includes continuation of Company provided life and medical insurance in the event of a change in control.

PERFORMANCE GRAPH

     The following graph compares the cumulative return on the Company's Capital Stock over the past five years with the cumulative total return on shares of companies comprising a peer group index and the Russell 2000 Index. Our own peer group index for the proxy graph is composed of the following seven companies:
Astec Industries, Inc., Caterpillar Inc., Deere & Company, Gehl Company, The Manitowoc Company, Inc., Terex Corporation and United Rentals, Inc. Cumulative total return is measured assuming an initial investment of $100 on July 31, 1998 and the reinvestment of all dividends paid. The companies in the peer group are weighted by market capitalization.

                                                           JLG                     PEER GROUP              RUSSELL 2000 INDEX
                                                           ---                     ----------              ------------------
1998                                                    $100.00                     $100.00                     $100.00
1999                                                    $128.79                     $115.94                     $106.31
2000                                                    $ 66.02                     $ 83.23                     $119.39
2001                                                    $ 73.46                     $117.31                     $115.63
2002                                                    $ 58.63                     $104.89                     $ 93.60
2003                                                    $ 58.76                     $146.44                     $113.53

-----------------------------------------------------------------------------------------------------------
Year Ended July 31,                           1998       1999       2000       2001       2002       2003
-----------------------------------------------------------------------------------------------------------
 JLG Industries, Inc.                         $100      $128.79    $ 66.02    $ 73.46    $ 58.63    $ 58.76
 Peer Group Index                              100       115.94      83.23     117.31     104.89     146.44
 Russell 2000 Index                            100       106.31     119.39     115.63      93.60     113.53

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

     The following table shows the number of shares of the Company's Capital Stock beneficially owned on September 5, 2003 by each director-nominee, each Named Executive Officer, and all current directors and executive officers as a group. All ownership information is based upon filings made by such persons with the Securities and Exchange Commission ("Commission") or upon information provided to the Company.

                                                       AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                     ---------------------------------------------
                                                                      ACQUIRABLE
NAME OF PERSON                                       CURRENTLY        WITHIN 60         PERCENT OF
OR GROUP(1)                                          OWNED(2)            DAYS            CLASS(3)
-----------                                          --------            ----           ----------
William M. Lasky...................................    322,235          402,566            1.6%
James H. Woodward, Jr. ............................    119,411           86,299             --
Craig E. Paylor....................................     86,012           77,638             --
Peter L. Bonafede, Jr. ............................     78,022           71,566             --
Thomas D. Singer...................................     63,246           62,207             --
George R. Kempton..................................     62,000(4)        54,000             --
James A. Mezera....................................     47,000           54,000             --
Charles O. Wood, III...............................     43,000(5)       102,000             --
Stephen Rabinowitz.................................     17,000           83,064             --
Thomas C. Wajnert..................................     11,600           54,000             --
Roy V. Armes.......................................      3,000           13,167             --
Raymond C. Stark...................................      1,000           13,167             --
All directors and executive officers as a group (14
  persons).........................................    993,055        1,135,939            4.8%

---------------

(1) The address of each of the named persons is in care of JLG Industries, Inc., 1 JLG Drive, McConnellsburg, PA 17233.

(2) Each person listed has advised the Company that, except as otherwise indicated, such person has sole voting and sole investment power with respect to the shares indicated, except for certain shares as follows where each person has voting but not investment power: Mr. Lasky, 257,150; Mr. Woodward, 103,600; Mr. Paylor, 52,965; Mr. Singer, 57,465; Mr. Bonafede, 41,934; and all directors and executive officers as a group, 584,194.

(3) Percentages are not shown where less than 1.0%.

(4) Includes 10,000 shares owned by a Charitable Remainder Trust and 10,000 shares owned by family trusts.

(5) Includes 10,000 shares owned by a family trust.

     The following table sets forth the name and address of each shareholder known to the Company to be beneficial owner of more than five percent of the outstanding shares of the Company's Capital Stock.

                                                                   AMOUNT AND
                                                                   NATURE OF         PERCENT OF
NAME AND ADDRESS                                              BENEFICIAL OWNERSHIP     CLASS
----------------                                              --------------------   ----------
Fisher Investments                                                  2,196,600(1)        5.1%
13100 Skyline Boulevard
Woodside, CA 94062-4547

---------------

(1) As of August 22, 2003, based on information supplied to the Company by Fisher Investments.

                                   PROPOSAL 2

           ADOPTION AND APPROVAL OF THE 2003 LONG TERM INCENTIVE PLAN

     The following summary information is being provided in connection with the solicitation of proxies for adoption and approval of our proposed 2003 Long Term Incentive Plan (the "2003 Plan"). The 2003 Plan is intended to replace our current Amended and Restated Stock Incentive Plan (the "Employee Plan") that was approved by shareholders in 1999 and expires on December 31, 2004, and our current Director's Stock Option Plan (the "Directors Plan") that was approved by shareholders in 1994 and expires on December 31, 2003. This will allow us to combine the Employee Plan and the Directors Plan (together the "Prior Plans") into a single integrated plan that will also provide greater flexibility for additional types of awards, including performance based cash awards.

     As of July 31, 2003, only 230,254 shares of capital stock of the Company remained available for issuance under the Employee Plan, while 1,421,610 shares remained available for issuance under the Directors Plan. The 2003 Plan will preserve for future award grants authorization for issuance of substantially all of the shares that remained available under the Employee Plan as of July 31, 2003 (but not the Directors Plan) and will authorize the use of 2,920,000 additional shares. In addition, awards granted under the Prior Plans that are surrendered before exercise, lapse or terminate without being exercised, or are forfeited, will be available for issuance under the 2003 Plan, subject to a limit of 5,800,000 shares.

     On September 18, 2003 our Board of Directors approved the 2003 Plan subject to shareholder approval, and directed that it be submitted to shareholders at this year's annual meeting. If the 2003 Plan is approved, no awards will be granted under the Prior Plans after November 20, 2003 (the "Effective Date"). The adoption of the 2003 Plan will not affect the terms of any outstanding awards and such awards will continue to be governed by the terms of the applicable Prior Plans, except that, if approved, the annual grant under the Directors Plan of 6,000 options to each outside director will not be made. Instead, immediately following the annual meeting each outside director will be granted a combination of restricted shares and options having an expected value of $38,000. 80% of the value will be allocated to restricted shares and 20% to options both vesting upon each director's first reelection to serve an additional term at the first annual meeting after the date of grant. Determination of the number of shares and options to deliver the expected value will be based on the average closing price of our capital stock for the twenty trading days preceding the fifth day prior to the date of grant. The exercise price of the options will be based on the fair market value of our capital stock on the date of grant. The Board of Directors believes that director stock-based compensation in predominantly the form of restricted shares equating to a fixed targeted annual value is more consistent with current market practices than grants of a fixed number of stock options having unpredictable value that varies from year-to-year. If shareholders do not approve the 2003 Plan, the Prior Plans will remain in effect in their current form until their scheduled expiration.

     Approval of the 2003 Plan by shareholders will also constitute approval of
(i) the performance criteria upon which performance-based awards that are intended to be deductible by the Company may be based, and (ii) the limits on the amount of cash and shares that may be awarded to any individual participant to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). This approval is required every five years in order for such awards to continue to be treated as performance based compensation under the Code.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT THE 2003 LONG TERM INCENTIVE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE JLG INDUSTRIES, INC. 2003 LONG TERM INCENTIVE PLAN.

SUMMARY OF 2003 PLAN

     Below is a summary of significant terms of the 2003 Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2003 Plan which is attached as Appendix B to this Proxy Statement.

Purpose.......................   The 2003 Plan is intended to enable the key
                                 personnel of the Company and its subsidiaries and outside directors to acquire or increase a proprietary interest in the Company, and to motivate key personnel by means of growth-related incentives to achieve long-range goals. Accordingly, the 2003 Plan is intended as a further means not only of attracting and retaining outstanding personnel and directors, but also of promoting a closer identity of interests between management, outside directors, and shareholders.

Total Number of Shares
Covered.......................   3,150,254 shares of Capital Stock ("Shares")
                                 (includes up to 230,254 Shares that were available as of July 31, 2003, under the Employee Plan as approved by shareholders in
                                 1999), plus no more than 5,800,000 shares that may become available because of lapse or forfeiture of outstanding options or restricted shares under the Prior Plans.

Administration of the 2003
Plan..........................   The Compensation Committee (the "Committee")
                                 will administer the 2003 Plan. The Committee is expected to consist only of directors that qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities
                                 Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Code. We also believe that such directors will meet the new independence criteria contained in the proposed listing standards for the New York Stock Exchange. In administering the 2003 Plan the Committee will determine which key employees are eligible to participate, the number and types of awards to be granted and the terms and conditions of such awards. In addition, each fiscal year, the chief executive officer is authorized to grant an amount of awards fixed by the Committee. All questions of interpretation and administration of the 2003 Plan will be made by the Committee.

Eligible Participants.........   Key employees (including officers and
                                 directors) of the Company and its subsidiaries and outside directors.

Types of Grants/Awards........   The Committee may authorize the grants of the
                                 following awards:

                                 (i) Incentive Stock Options -- stock options that are qualified as "incentive stock options" under Section 422 (b) of the Code;

                                 (ii) Non-qualified Stock Options -- stock options that are not qualified as "incentive stock options under Section 422(b) of the Code;

                                 (iii) Restricted Shares -- Shares that are subject to various types of restrictions on the receipt thereof;

                                 (iv) Bonus Shares -- Shares that are not subject to restrictions, but that are awarded only to non-executive officers to recognize outstanding job performance;

                                 (v) Rights -- SARs and LSARs -- rights to receive cash based on the appreciation in value of the Company's Capital Stock over a specified period;

                                 (vi) Performance Units -- rights, denominated in cash or cash units, to receive, at a specified future date, payment in cash or Shares based on certain performance criteria established by the Committee; and

                                 (vii) Performance Shares -- rights, denominated in Shares or stock units equivalent to Shares, to receive, at a specified future date, payment in cash or Shares based on certain performance criteria established by the Committee.

Limits on Awards..............   No participant may be granted awards in any
                                 fiscal year covering in excess of 400,000 shares, Bonus Shares in excess of 5,000 Shares, or Performance Units paying in excess of $5 million in cash. In addition, no more than 850,000 shares may be issued in the aggregate as Restricted Shares, Bonus Shares or in settlement of Performance Units or Performance
                                 Shares.

Incentive Stock Options.......   Option Term.  Established by the Committee, but
                                 may not exceed 10 years, or 5 years in the event that the participant, at the time the option is granted, owns more than 10% of the combined voting power of all classes of stock of the Company or its subsidiaries.

                                 Exercise Price. Fair market value of a Share on the date the option is granted, except in the event that the participant, at the time the option is granted, owns more than 10% of the combined voting power of all classes of stock of the Company or its subsidiaries, in which event the exercise price shall be not less than 110% of the fair market value of a Share.

Non-qualified Stock Options...   Option Term.  Established by the Committee, but
                                 may not exceed 10 years.

                                 Exercise Price. Determined by the Committee at the time of the grant, but may not be less than the fair market value of a Share.

                                 Restricted Shares. The Committee may determine whether shares purchased pursuant to the exercise of a Non-qualified Stock Option will be Restricted Shares.

Restricted Shares.............   Price.  Determined by the Committee, but may
                                 not be less than the par value of a Share.

                                 Rights.  Holder of Restricted Share has
                                 beneficial ownership of Restricted Shares, including the right to receive dividends and the right to vote.

                                 Transfer Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged hypothecated or otherwise disposed of, and must be returned to the Company upon termination of participant's employment with the Company (unless termination is due to disability or death of employee) prior to vesting.

                                 Vesting. Restrictions may lapse based on criteria determined by the Committee, including Performance Based Criteria.

                                 Change in Control. All restrictions shall lapse upon the Company receiving knowledge of a Change in Control.

Bonus Shares..................   Grant.  Unrestricted Shares that may be awarded
                                 only to non-executive officers. Intended to be a tool for recognizing and rewarding extraordinary performance.

SARs..........................   Grant.  The Committee may grant stock
                                 appreciation rights (SARs) that, on exercise, entitle the Grantee to receive cash equal to the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Fair Market Value of a Share on the date of grant, multiplied by the number of Shares with respect to which the SAR is exercised.

LSARs.........................   Grant.  The Committee may authorize the grant
                                 of limited stock appreciation rights (LSARs) in connection with all or part of any option.
                                 Grant of LSARs may be with or after the grant of any option.

                                 Term. May be exercised only to the extent the related option is exercisable and only within the 60 day period beginning on the date on which the Company obtains knowledge that a Change in Control (as defined in the 2003 Plan) has occurred.

                                 Exercise. Upon exercise of a LSAR, the holder is paid cash in an amount which equals the difference of the option price of the related option and the fair market value of a share of Common Stock (or, in the case of LSARs granted in connection with a Non-qualified Stock Option, the highest price paid by a person effecting a Change in Control).

Director Awards...............   Grant.  In each year during the term of the
                                 2003 Plan, the Committee may determine an annual grant of awards to be granted to each individual who is an outside director on the date of grant for that year; provided however, that no such award shall be granted unless the Company had a net profit before extraordinary events for the preceding year. Unless otherwise specified by the Committee, any Awards to outside directors for a year shall be made on the date on which the results of the election of directors held at the Company's annual meeting for that year are certified by the judge of elections.

Performance Criteria..........   The Committee, at the time that an award is
                                 made, may establish specific performance targets for the vesting of performance-based
                                 Restricted Shares or to measure the value of Performance Units or Performance Shares. The objective performance targets established by the Committee may be based on one or more of the following criteria: (i) increase in net sales; (ii) pretax income before allocation of corporate overhead and/or bonus; (iii) budget;
                                 (iv) earnings per share; (v) net income; (vi) attainment of division, group or corporate financial goals; (vii) return on stockholders' equity; (viii) return on assets; (ix) attainment of strategic and operational initiatives; (x) appreciation in or maintenance of the price of the common stock or any other publicly-traded securities of the Company; (xi) increase in market share; (xii) gross profits;
                                 (xiii) earnings before interest and taxes;
                                 (xiv) earnings before interest, taxes,
                                 depreciation and amortization; (xv) economic value-added models; (xvi) comparisons with various stock market indices; (xvii) comparisons with performance metrics of peer companies; or (xviii) reductions in costs.

                                 The performance period with respect to any performance based award will not exceed five years.

Limitations on Exercise.......   Options, SARs and LSARs may not be exercised
                                 for a minimum of six months after their grant.
                                 The Committee may also establish quotas
                                 limiting the amount of options exercisable in full at any time during their term.

Change in Control.............   Immediately following the date that the Company
                                 obtains actual knowledge that a Change in Control has occurred, all vesting and forfeiture conditions, restrictions and limitations in effect with respect to Options, SARs, and Restricted Shares, will immediately lapse and such awards will automatically become fully vested and each shall be immediately exercisable in its entirety. The Committee may, in its discretion, provide that the performance criteria for Performance Units and Performance
                                 Shares are deemed met upon a Change in Control.

Termination, Suspension or
Modification..................   The Board may amend or terminate the 2003 Plan
                                 at any time, provided that it may not, without shareholder approval, modify (i) the aggregate number of Shares for which awards may be granted; (ii) the class of persons eligible for awards; (iii) the minimum option price, applicable to Options or SARs, that is provided for under the terms of the 2003 Plan; (iv) the maximum duration of the 2003 Plan; (v) the Shares with respect to which awards are granted, or (vi) the granting corporation for purposes of awards under the 2003 Plan. In addition, the Board shall seek shareholder approval for any "material revision" of the Plan as defined in Section 303A(8) of the New
                                 York Stock Exchange Listed Company Manual, or any successor provision. No amendment or termination of the 2003 Plan shall diminish any rights of a participant pursuant to a previously granted award without his or her consent, subject to the Committee's authority to adjust awards upon certain events.

Adjustments...................   The Board may, in accordance with the terms of
                                 the Plan, make appropriate adjustments to the number of Shares available for the grant of awards and the terms of outstanding options and other awards to reflect any stock dividend or distribution, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares (and certain other events affecting our capital structure or business).

Effect of Merger or Other
Reorganization................   If the Company is the surviving corporation in
                                 a merger or other reorganization, any option shall extend to stock and securities of the Company after the merger or other reorganization to the same extent that a person who held, immediately before the merger or reorganization, the number of shares of Common
                                 Stock issuable upon exercise of the option would be entitled to have or obtain stock or securities of the Company under the terms of the merger or reorganization.

TAX STATUS

     The following discussion of the federal income tax status of awards under the 2003 Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain employment, state and local taxes that are not described below.

  INCENTIVE STOCK OPTIONS

     If the option is an incentive stock option, no income shall be realized by the participant upon award or exercise of the option, and no deduction shall be available to the Company at such times. If the Shares purchased upon the exercise of an incentive stock option are held by an employee for at least two years from the date of the award of such option and for at least one year after exercise, any resulting gain shall be taxed at long-term capital gains rates. If the Shares purchased pursuant to the option are disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the Shares at the time of exercise and the option price, shall be taxed at ordinary rates as compensation paid to the participant, and the Company shall be entitled to a deduction for an equivalent amount. Any amount realized by the employee in excess of the fair market value of the stock at the time of exercise shall be taxed at capital gains rates.

  NON-QUALIFIED STOCK OPTIONS

     If the option is a non-qualified stock option, no income shall be realized by the participant at the time of award of the option, and no deduction shall be available to the Company at such time. At the time of exercise (other than by delivery of Shares to the Company), ordinary income shall be realized by the participant in an amount equal to the difference between the option price and the fair market value of the Shares on the date of exercise, and the Company shall receive a tax deduction for the same amount. If an option is exercised by delivering Shares to the Company, a number of Shares received by the optionee equal to the number of Shares so delivered will be received free of tax and will have a tax basis and holding period equal to the Shares so delivered. The fair market value of additional Shares received by the optionee will be taxable to the optionee as ordinary income, and the optionee's tax basis in such Shares will be their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Shares after the date of exercise may be treated as capital gain or loss depending on how long the Shares have been held.

  SARS

     No income shall be realized by the participant at the time a SAR is awarded, and no deduction shall be available to the Company at such time. When the right (including a limited SAR) is exercised, ordinary income shall be realized in the amount of the cash received by the participant, and the Company shall be entitled to a deduction of equivalent value.

  RESTRICTED SHARES, STOCK AWARDS AND BONUS SHARES

     The Company shall receive a deduction and the participant shall recognize taxable income equal to the fair market value of the Restricted Shares at the time the restrictions on the Shares awarded lapse (or the Shares become transferable), unless the participant elects, within 30 days after receipt of such Restricted Shares, to pay such tax earlier, in which case both the Company's deduction and the participant's inclusion in income occur on the award date. The value of any part of a stock award distributed to participants shall be taxable as ordinary income to such participants in the year in which such Shares are received, and the Company will be entitled to a corresponding tax deduction. The value of the Shares awarded to participants as Bonus Shares (minus the participant's purchase price, if any) will be taxable as ordinary income to such participants in the year received, and the Company will be entitled to a corresponding tax deduction.

  SECTION 162(M)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers in any year. Qualifying performance-based compensation is not subject to the deduction limit. In order to qualify as performance-based compensation, the shareholders of the Company must approve the material terms under which the compensation will be paid, including (i) the performance criteria upon which performance-based awards may be based, (ii) the annual per-participant limits on grants of performance-based awards and stock options and SARs and (iii) the class of employees eligible to receive awards. The

Committee is required to seek reapproval of the materials terms of Performance Shares, Performance Awards, and Performance-Based Restricted Shares every five years, because the 2003 Plan grants the Committee discretion to set the performance targets with respect to these awards, using one or more of the criteria set forth above. The reapproval requirement does not apply to options and SARs because the performance criteria with respect to options and SARs (increase in stock price) is not within the discretion of the Committee. Compensation received on vesting of performance-based awards and exercise of options and SARs granted under the 2003 Plan in compliance with the requirements of Section 162(m) of the Code is exempt from the $1,000,000 deduction limit.

AWARDS UNDER THE 2003 PLAN

     Because awards under the 2003 Plan are discretionary and will be based upon prospective factors including the nature of services to be rendered by directors, officers and key employees, actual awards cannot be determined at this time. If the 2003 Plan had been in effect during fiscal 2003, the stock options and restricted shares received by our executive officers would have been the same as the awards actually received under the Prior Plans. Directors would have received different awards. The following table sets forth awards granted under the Prior Plans for fiscal 2003, to each of the persons and groups of persons listed in the table:

                                                                        RESTRICTED
                                                                          STOCK
NAME AND POSITION                                             OPTIONS     AWARDS
-----------------                                             -------   ----------
William M. Lasky, Chairman of the Board, President and Chief
  Executive Officer.........................................  137,800    152,700
James H. Woodward, Jr., Executive Vice President and Chief
  Financial Officer.........................................   42,600     47,200
Craig E. Paylor, Senior Vice President, Sales, Marketing and
  Customer Support..........................................   20,000     22,200
Thomas D. Singer, Senior Vice President, General Counsel and
  Secretary.................................................   17,700     19,600
Peter L. Bonafede, Jr., Senior Vice President,
  Manufacturing.............................................   16,900     18,800
All executive officers......................................  261,000    289,300
All directors who are not executive officers*...............    7,210     19,943
All employees including officers who are not executive
  officers..................................................  508,150     83,000

---------------

* Calculated on the basis of a hypothetical share price of $11.00 per share

                                   PROPOSAL 3

                       SELECTION OF INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP served as the Company's independent auditors throughout fiscal year 2003 and the Board of Directors, on the recommendation of the Audit Committee, has selected the firm as the Company's independent auditors for fiscal 2004. The Board of Directors recommends ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2004. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions. If the selection is not ratified, the Board of Directors will reconsider its action.

                         REPORT OF THE AUDIT COMMITTEE

     In fulfilling its responsibilities during the fiscal year ended July 31, 2003, the Audit Committee:

     - Reviewed and discussed the Company's audited financial statements for the year ended July 31, 2003 with management and Ernst & Young LLP ("E&Y"), the Company's independent auditors;

     - Discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

     - Received written disclosures and the letter from E&Y regarding its independence as required by Independence Standards Board Standard No. 1 and discussed with E&Y their independence, including considering the compatibility of E&Y's performance of non-audit services with their independence.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and E&Y, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 31, 2003 for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE
                                          James A. Mezera (Chairman)
                                          Roy V. Armes
                                          George R. Kempton
                                          Stephen Rabinowitz
                                          Raymond C. Stark
                                          Charles O. Wood, III

                       DISCLOSURE OF AUDIT AND OTHER FEES

AUDIT FEES

     The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and services provided in connection with other statutory or regulatory filings was $564,000 for the fiscal year ended July 31, 2003, and $328,000 for the fiscal year ended July 31, 2002.

AUDIT-RELATED FEES

     The aggregate fees billed by E&Y in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under the caption Audit Fees were $271,000 for the year ended July 31, 2003, and $296,000 for the year ended July 31, 2002. These services included due diligence and accounting consultations related to mergers, acquisitions and dispositions and accounting consultations concerning regulatory reporting.

TAX FEES

     The aggregate fees billed by E&Y in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning were $2,640,000 for the year ended July 31, 2003, which included $1,161,000 for tax compliance services and $1,479,000 for tax advice and planning services, and $2,230,000 for the year ended July 31, 2002, which included $498,000 for tax compliance services and $1,732,000 for tax advice and planning services. These services included assistance in the preparation of the Company's tax returns and expatriate, value-added tax and executive tax returns and assistance with tax audits and appeals.

                              VOTING INSTRUCTIONS

     The matters set forth in the Notice of Annual Meeting will be voted upon in the order in which they are listed in the Notice. The proxy form accompanying this Proxy Statement provides boxes by means of which shareholders executing the proxy forms may vote for or withhold a vote on the election of all or any of the Board of Director's nominees for election as directors. Each of the nominees has consented to serve as a director and the Board of Directors has no reason to believe that any of the nominees will not be available to serve if elected. Should any of the nominees cease to be available for election before the Annual Meeting, the proxy will, unless authority to vote has been withheld by the person giving the proxy, be voted for a substitute nominee designated by the Board of Directors if so designated. A majority of the shares entitled to vote and either present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality and the eight nominees who receive the most votes will be elected. Each other matter submitted for shareholder approval shall be approved upon the affirmative vote of a majority of the votes cast by shareholders entitled to vote and either present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes on any matter submitted to the shareholders for approval will be counted in determining whether a quorum has been reached, but will not be deemed to be votes cast, and therefore will not affect the outcome of the vote. Broker non-votes as to any matter are shares held by broker nominees which are present and voted at the meeting on matters as to which the broker has discretionary authority but which are not voted on the matter in question because the broker does not have discretionary voting authority as to such matter. Under rules of the New York Stock Exchange ("NYSE"), if your broker holds shares in your name, your broker is permitted to vote your shares on proposals 1 and 3 even if your broker does not receive voting instructions from you. Your broker may not vote your shares on proposal 2 without instructions from you. Accordingly, you are encouraged to instruct your broker how you wish to vote your shares.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 2004 Annual Meeting must be received in writing by the Company before June 12, 2004 in order to be considered for inclusion in the Company's proxy materials relating to that meeting. For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2004 Annual Meeting, SEC rules will permit management to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on August 26, 2004, and advises share owners in the 2004 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on August 26, 2004. Shareholder proposals or notices of intention to present proposals at the 2004 Annual Meeting should be addressed to Secretary, JLG Industries, Inc. 1 JLG Drive, McConnellsburg, Pennsylvania 17233.

                                 OTHER BUSINESS

     The Board of Directors of the Company knows of no other matter that is to be presented for action at the Annual Meeting other than those listed as items 1 through 3 in the Notice of Annual Meeting. As to any other business that may properly come before the meeting, proxies will be voted in accordance with the best judgment of the persons voting such proxies.

                                          By order of the Board of Directors,

                                          /s/ Thomas D. Singer

                                          Thomas D. Singer
                                          Secretary

October 6, 2003

                                   APPENDIX A
                              JLG INDUSTRIES, INC.
                            AUDIT COMMITTEE CHARTER

I. AUTHORIZATION

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of JLG Industries, Inc. (the "Company") is authorized, pursuant to
Section 1731 of the Pennsylvania Business Corporation Law and Section 21 of the Company's Bylaws, to exercise all the powers and authority of the Company necessary to carry out the purposes and responsibilities set forth herein.

II. PURPOSE

     The principal purposes of the Committee are:

     - to assist the Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's internal audit function and independent auditor;

     - to prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

III. COMMITTEE MEMBERSHIP

     The Committee shall consist of no fewer than three members, each of whom shall meet the independence and experience requirements of the New York Stock Exchange and such other independence and experience requirements, if any, as may be established by law, regulation or the Company's Corporate Governance Principles. The members of the Committee shall be designated by the Board, on recommendation by the Directors and Corporate Governance Committee, during the Board of Directors' reorganizational meeting held in November of each year.

     Each year during the first Committee meeting following the reorganizational meeting of the Board, the Committee shall select from its members a Chairman, who may be the incumbent Chairman or another member of the Committee.

     The Board shall have sole authority to appoint and remove members of the Committee.

IV. AUTHORITY AND RESPONSIBILITIES

     A. Independent Auditor Selection and Oversight

          1. The Committee shall have the sole authority to appoint, retain, evaluate, compensate or terminate the Company's independent auditor (subject, if applicable, to shareholder ratification) and to approve all audit engagement fees and terms. The Committee shall meet annually with the independent auditor and financial management of the Company to review the scope and plan of the proposed audit for the year, including the independent auditor's compensation and terms of engagement. At the conclusion of each audit the Committee shall review the results of the audit, including any comments or recommendations of the independent auditor and management's response to such comments or recommendations.

          2. The Committee shall review and approve all non-audit engagements with the independent auditor and otherwise ensure that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditor and the Company. In addition, the Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the independent auditor.

          3. The Committee shall, at least annually, obtain and review a report by the independent auditor describing: (a) the independent auditor firm's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) (to assess the auditor's independence) all relationships between the independent auditor and the Company.

          4. After reviewing the material described in paragraphs 2 and 3 and the independent auditor's work throughout the year, the Committee shall evaluate the qualifications, performance, and independence of the auditor. Such evaluation shall include, without limitation: (a) a review and evaluation of the lead partner and senior manager of the independent auditor and (b) the opinions of management and the Company's internal auditors or any other personnel responsible for the internal audit function. In addition to assuring the regular rotation of the lead audit partner as required by law, the Committee shall also consider whether, to assure continuing auditor independence, there should be regular rotation of the independent auditor firm itself. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance, and independence of the independent auditor.

          5. The Committee shall determine clear hiring policies for employees or former employees of the independent auditor.

     B. Financial Statements and Disclosures

          1. The Committee shall review and discuss the annual audited financial statements included in the Company's Form 10-K and quarterly financial statements included in the Company's Form 10-Q, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the independent auditor prior to their release. This review should be coordinated with the independent auditor's quarterly reviews and annual audits of the Company's financial statements and issuance of their applicable reports and opinions. The Committee shall determine that the independent auditor is satisfied with the report's disclosure and content.

          2. The Committee shall review and discuss with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;
     (b) any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (c) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including, analyses of the effect of alternative assumptions, estimates, or GAAP methods on the Company's financial statements; and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

          3. The Committee shall provide the opportunity at all Committee meetings and, in any event, shall regularly review and discuss with the independent auditor any audit problems or difficulties and management's response including: (a) any restrictions on the scope of the independent auditor's activities or on access to requested information; and (b) any significant disagreements with management. The Committee may also review with the independent auditor (a) any accounting adjustments that were noted or proposed by the auditor but were not incorporated into the financial statements or disclosure (as immaterial or otherwise); (b) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and
     (c) any "management" or "internal control" letter issued or proposed to be issued, by the audit firm to the Company.

          4. The Committee shall resolve all disagreements between management and the independent auditor regarding financial reporting.

          5. The Committee shall discuss generally (i.e., the types of information to be disclosed and the type of presentation to be made) earnings press releases (with particular attention to the use of "pro forma," or "adjusted" non-GAAP, information) as well as financial information and earnings guidance provided to analysts and rating agencies.

          6. The Committee shall prepare the annual report of the Committee required by SEC rules and undertake all matters necessary for the preparation of such report.

     C. Oversight of Internal Audit Function and Compliance

          1. The Committee shall review the appointment and replacement of the Company's senior internal auditor.

          2. The Committee shall review the significant reports to management prepared by the internal auditing department and meet privately with the Company's senior internal auditor at all Committee meetings to discuss any specific questions concerning internal or operational controls, or any other matters which the Committee might wish to address. The Committee shall also review management response to any significant reports prepared by the internal auditing department or to any questions concerning internal or operational controls raised by the Company's senior internal auditor or the Committee.

          3. The Committee shall review and discuss with the independent auditor the internal audit function of the Company including the proposed programs for the coming year and the coordination of such programs with the independent auditor, with particular attention to maintaining an appropriate effective balance between independent and internal auditing resources. Such review shall include a discussion of the appropriate budget, staffing, and any recommended changes in the scope of the Company's internal auditing programs.

          4. The Committee shall meet privately with the Company's Chief Financial Officer at all Committee meetings.

          5. The Committee shall review with the independent auditor and with the Company's financial and accounting personnel the adequacy and effectiveness of the internal auditing and accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper.

          6. The Committee shall monitor compliance with prescribed Company policies and procedures designed to disclose conflicts of interest, illegal payments and record-keeping, fraudulent financial practices, and unethical corporate behavior.

          7. The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

          8. The Committee shall discuss with the Company's General Counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

          9. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Committee shall investigate and take appropriate action with respect to any matter brought to its attention, within the scope of the Committee's duties, and retain outside experts for this purpose if appropriate in its judgment.

     D. Risk Management and Other Matters

          1. The Committee shall review and discuss with management guidelines and policies with respect to risk assessment and risk management, including major financial risk exposures and the steps taken by management to monitor and control such exposures.

          2. The Committee shall review with the Board any issues that arise with respect to the performance and independence of the Company's independent auditor, the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, or the performance of the internal audit function.

          3. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Committee.

          4. The Committee shall review and assess this Charter and the performance of this Committee annually to ensure that they are consistent with the short-term and long-range goals of the Company and recommend any proposed changes to the Board.

          5. The Committee shall remain generally informed regarding current and proposed changes in SEC financial reporting requirements, generally accepted accounting principles and generally accepted auditing standards.

          6. The Committee shall conduct such other duties as may be lawfully delegated to the Committee from time to time by the Board.

          7. The Committee shall determine appropriate funding for payment of compensation: (a) to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) to any consultants or advisers employed by the Committee; and (c) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V. LIMITATION OF AUDIT COMMITTEE'S ROLE

     The purpose, authority, and responsibilities of the Committee, as set forth in this Charter, do not impose upon the Committee the duty to (1) plan or conduct audits of the Company, or (2) determine whether the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable state and federal securities laws, rules, or regulations. This duty shall remain the responsibility of the Company's independent auditor and management.

VI. MEETINGS AND MINUTES

     The Committee shall hold meetings, in person or by telephone, at such times and with such frequency as it deems necessary to carry out its duties and responsibilities under this Charter, but in no event less than once per quarter. In addition, the Committee shall meet with management, the internal auditors, and the independent auditor in separate executive sessions at least quarterly. Special meetings of the Committee may be called by the Chairman of the Board or the CEO of the Company or by the Chairman of the Committee, with notice of any such special meeting to be given in accordance with the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum for the transaction of business by the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may also, to the extent that it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

     The Committee also may act by unanimous written consent in accordance with the terms of the Company's Bylaws.

     Minutes of each Committee meeting and records of all other Committee actions shall be prepared by the Secretary of the Company or, if the Secretary is not present at the meeting, any person appointed by the Chairman of the Committee, and shall be retained with the permanent records of the Company.

     The Committee shall report to the Board, no later than the next regular Board meeting, all decisions made and actions taken by the Committee.

VII. ADOPTION AND AMENDMENT

     This Charter has been adopted by, and may be amended at any time or from time to time, in whole or in part, solely by a resolution adopted by the Board.

                                   APPENDIX B
                              JLG INDUSTRIES, INC.
                            LONG TERM INCENTIVE PLAN

1. PURPOSE

     The JLG Industries, Inc. Long Term Incentive Plan (the "Plan"), is designed to enable key personnel and Outside Directors of JLG Industries, Inc. (the "Company") and its Subsidiaries to acquire or increase a proprietary interest in the Company, and thus to share in the future success of the Company's business. In addition, the Plan is designed to motivate key personnel by means of growth-related incentives to achieve long-range goals. Accordingly, the Plan is intended as a further means not only of attracting and retaining outstanding personnel and directors, but also of promoting a closer identity of interests between management, Outside Directors, and shareholders. This Plan reflects the consolidation of the Company's prior plans, the JLG Industries, Inc. Stock Incentive Plan (for employees) and the JLG Industries, Inc. Directors Stock Option Plan (for Outside Directors).

2. DEFINITIONS

     In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings set forth in this
Section 2:

          (a) "Award" means an Option, Restricted Share, Right, Bonus Share, Performance Unit, or Performance Share. Unless the context clearly indicates otherwise, the term "Awards" shall include Options, Restricted Shares, Rights, Bonus Shares, Performance Units, or Performance Shares. "Equity Award" means any Option, Restricted Share, Bonus Share, Performance Unit, Performance Share, or other Award that is settled in Shares; "Cash Award" means any Right, Performance Unit, Performance Share, or other Award that is settled in cash.

          (b) "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary in respect of an Award; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Company before the Grantee's death. Any such designation may be revoked and a new designation substituted for it at any time before the Grantee's death.

          (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

          (d) "Bonus Share" means a Share granted pursuant to Section 12(g) hereof without restriction.

          (e) "Change in Control" means the first to occur of the following events:

             (1) an acquisition (other than directly from the Company) of securities of the Company by any person, immediately after which such person, together with all securities law affiliates and associates of such person, becomes the beneficial owner of securities of the Company representing 25 percent or more of the voting power; provided that, in determining whether a Change in Control has occurred, the acquisition of securities of the Company in a non-control acquisition will not constitute an acquisition that would cause a Change in Control; or

             (2) three or more directors, whose election or nomination for election is not approved by a majority of the members of the Incumbent Board, are elected within any single 12-month period to serve on the Board of Directors; provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened election contest or proxy contest, including by reason of any agreement intended to avoid or settle any election contest or proxy contest, will be deemed not to have been approved by a majority of the incumbent Board for purposes of this definition; or

             (3) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

             (4)   approval by shareholders of the Company of:

                (i) a merger, consolidation, or reorganization involving the Company, unless

                    (A) the shareholders of the Company, immediately before the merger, consolidation, or reorganization, own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 75 percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization;

                    (B) individuals who were members of the incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute at least a majority of the board of directors of the surviving corporation; and

                    (C) no person (other than (I) the Company or any Subsidiary thereof, (II) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the surviving corporation, or (III) any person who, immediately prior to such merger, consolidation, or reorganization, had beneficial ownership of securities representing 25 percent or more of the voting power) has beneficial ownership of securities representing 25 percent or more of the combined voting power of the surviving corporation's then outstanding voting securities;

                (ii)    a complete liquidation or dissolution of the Company; or

                (iii) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any person (other than a transfer to a Subsidiary).

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" means a committee consisting of such number of members of the Compensation Committee of the Board of Directors with such qualifications as are required to qualify as an outside director for purposes of (i) Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time (or any successor rule of similar import) and (ii)
     Section 162(m) of the Code, and the regulations thereunder, as in effect from time to time (or any successor provision of similar import), to the extent that Awards made under the Plan are intended to qualify as performance-based compensation thereunder.

          (h)   "Company" means JLG Industries, Inc.

          (i) "Covered Executive" means an individual who is determined by the Committee to be reasonably likely to be a "covered employee" under Section 162(m) of the Code, and to receive compensation that would exceed the deductibility limits under Section 162(m), as of the end of the Company's taxable year for which an Award to the individual will be deductible.

          (j) "Disability" or "Disabled" means having a total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) "Effective Date" means November 20, 2003, provided that the Plan shall have been approved by the Company's shareholders.

          (l) "Election Contest" means an election contest described in Rule 14a-11 promulgated under the Securities Exchange Act.

          (m)   "Employee" means any person who is an employee, as defined in
     Section 3401(c) of the Code, of the Company, any Subsidiary, or any Parent.

          (n) "Fair Market Value" means, when used in connection with the Shares on a certain date, the fair market value of a Share as determined by the Committee, and shall be deemed equal to the closing price at which Shares are traded on such date (or on the next preceding day for which such information is ascertainable at the time of the Committee's determination) as reported for such date by The Wall Street Journal (or if Shares are not traded on such date, on the next preceding day on which Shares are traded) (or if Shares are traded on such date but no edition of The Wall Street Journal reporting such prices for such date is published, the fair market value shall be deemed equal to the closing price at which Shares are traded on such date as reported through the National Association of Securities Dealers Automated Quotations System in any other newspaper).

          (o) "Grantee" means a person to whom an Award has been granted under the Plan.

          (p) "Incentive Stock Option" means an Option granted in accordance with Section 8 hereof that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

          (q) "Incumbent Board" means individuals who, as of the close of business on the Effective Date, are members of the Board of Directors; provided that, if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 75 percent of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Context or other actual or threatened Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

          (r) "Limited Stock Appreciation Right" means a right that provides for payment in accordance with Section 11 hereof.

          (s) "Non-qualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

          (t) "Option" means any option to purchase a Share or Shares pursuant to the provisions of the Plan. Unless the context clearly indicates otherwise, the term "Option" shall include both Incentive Stock Options and Non-qualified Stock Options.

          (u) "Option Agreement" means the written, or to the extent permitted by law, electronic, agreement to be entered into by the Company and the Grantee, as provided in Section 7 hereof.

          (v) "Outside Director" means each member of the Board of Directors who is not an Employee.

          (w) "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code (or a successor provision of similar import).

          (x)   "Performance Share" means an Award made pursuant to Section 14.

          (y)   "Performance Unit" means an Award made pursuant to Section 13.

          (z) "Performance-Based Restricted Shares" means Restricted Shares that are intended to qualify as performance-based compensation under
     Section 162(m) of the Code, and the regulations thereunder.

          (aa) "Plan" means the JLG Industries, Inc. Long Term Incentive Plan, as set forth herein and as amended from time to time (except where the context makes clear that the reference is either to the JLG Industries, Inc. Stock Incentive Plan or to the JLG Industries, Inc. Directors Stock Option Plan, both as in effect prior to the Effective Date).

          (bb) "Prior Plans" shall mean the JLG Industries, Inc. Stock Incentive Plan or the JLG Industries, Inc. Directors Stock Option Plan, as the context requires, which were replaced by the Plan as of the Effective Date.

          (cc) "Proxy Contest" means a solicitation of proxies or consents by or on behalf of a person or entity other than the Board of Directors.

          (dd) "Quota" means the portion of the total number of Shares subject to an Option that the Grantee of the Option may purchase during each of the several periods of the Term of the Option (if the Option is subject to Quotas), as provided in Section 17(a) hereof.

          (ee) "Restricted Shares" means Shares granted pursuant to Section 12(a) through 12(f) hereof or purchased under a Non-qualified Stock Option pursuant to Section 9(d) hereof and subject to such restrictions and other terms and conditions as the Committee shall determine in accordance with the Plan.

          (ff) "Retirement" means retirement pursuant to the JLG Industries, Inc. Employees' Retirement Savings Plan, as amended from time to time.

          (gg) "Right" means a Stock Appreciation Right or a Limited Stock Appreciation Right.

          (hh) "Shares" means shares of the Company's $.20 par value common stock, or any security into which such shares may be converted by reason of any event of the type referred to in Sections 22 or 23 of the Plan.

          (ii) "Stock Appreciation Right" or "SAR" means a right that provides payment in accordance with Section 10.

          (jj) "Subsidiary" means a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import.)

          (kk) "Term" means the period during which a particular Option or Right may be exercised.

3. EFFECTIVE DATE AND DURATION OF THE AMENDED AND RESTATED PLAN

          (a) Upon adoption by the Company's Board of Directors and approval by the Company's shareholders at the Company's annual meeting on November 20, 2003, the Plan shall be effective as of the Effective Date and shall continue in effect until December 31, 2013; provided, however, that no Incentive Stock Options shall be granted under the Plan more than 10 years from the earlier of the date the Plan is adopted or approved by shareholders. The adoption of the Plan as of the Effective Date shall not affect the terms of any Option or Award that was outstanding prior to the Effective Date; all such Options and Awards shall continue to be governed by the terms of the applicable Prior Plan in effect immediately prior to the Effective Date.

          (b) Awards may be granted at any time prior to the earlier of the expiration of the term of the Plan, as described in subsection (a) above, or the termination of the Plan pursuant to Section 24 hereof. For the purpose of commencing the ten-year period specified in Section 422(b)(2) of the Code during which Incentive Stock Options may be granted, the adoption of this Plan as of the Effective Date shall constitute the adoption of a new plan. An Award outstanding at the time the Plan is terminated (either by expiration of the term of the Plan or by termination of the Plan pursuant to Section 24 hereof) shall not cease to be or cease to become exercisable pursuant to its terms solely because of the termination of the Plan.

          (c) No Awards of Performance-Based Restricted Shares, Performance Shares, or Performance Units shall be made on any date to a Covered Executive, unless the material terms of the performance goals have been approved by shareholders within the preceding five years.

4. NUMBER AND SOURCE OF SHARES SUBJECT TO THE PLAN

          (a) The Company may grant Equity Awards under the Plan with respect to not more than (i) 230,254 Shares with respect to which Awards were authorized but not granted under the Prior Plans, as of July 31, 2003, plus
     (ii) 2,920,000 additional Shares, plus (iii) no more than 5,800,000 additional Shares pursuant to subsection (d), below. The aggregate limit of 3,150,254 Shares available (plus no more than 5,800,000 Shares available pursuant to subsection (d), below, if any) for Equity Awards shall be subject to adjustment as provided in Section 22 hereof. Shares available for Equity Awards shall be provided from Shares in the treasury or by the issuance of Shares authorized but unissued.

          (b) If an Option granted on or after the Effective Date is surrendered before exercise, or lapses or is terminated without being exercised, in whole or in part, for any reason other than the exercise of a Limited Stock Appreciation Right, the Shares subject to the Option shall be restored to the aggregate maximum number of Shares (specified in subsection
     (a) above) with respect to which Equity Awards may be granted under the Plan, but only to the extent that the Option or any related Right has not been exercised. Similarly, if any Restricted Share is forfeited and returned to the Company, such forfeited Share shall be restored to the aggregate maximum number of Shares with respect to which Equity Awards may be granted under the Plan. Shares surrendered in payment of the exercise price of an Option also shall be restored to the aggregate maximum number of Shares with respect to which Equity Awards may be granted under the Plan.

          (c) Awards of Restricted Shares, Bonus Shares, and Performance Units or Performance Shares settled in stock shall not in the aggregate exceed 850,000 Shares, and shall also count against the overall limit on Shares available for Equity Awards under subsection (a).

          (d) If, on or after the Effective Date, any of the Equity Awards granted under the Prior Plans before the Effective Date which remain unexercised or unvested on the Effective Date is surrendered before exercise, lapses or is terminated without being exercised, or is forfeited, in whole or in part, for any reason, the Company may grant Equity Awards under this Plan with respect to the Shares subject to such Equity Awards in addition to the maximum number of Shares specified in clauses (i) and (ii) of subsection (a), above, provided that no more than 5,800,000 shall be available for issuance under this Plan pursuant to this subsection (d).

          (e) The maximum number of Shares that can be the subject of Equity Awards to any individual in any fiscal year of the Company is 400,000 Shares. For purposes of this subsection (e), if an Equity Award is canceled, the Shares covered by the canceled Award shall be counted against the maximum number of Shares for which Equity Awards may be granted to the individual.

          (f) The Plan replaces the Prior Plans as of the Effective Date. Upon shareholder approval of the Plan, all remaining Shares with respect to which additional Awards were authorized but not granted under the Prior Plans will be cancelled and Shares available for Equity Awards on or after the Effective Date shall be provided solely in Section 4 hereof. Awards may be made under the Prior Plans prior to the Effective Date of the Plan; provided that no Awards may be made under the Prior Plan with respect to the Shares described in clause (i) of subsection (a). If shareholders do not approve the Plan, the Prior Plans shall remain in effect in accordance with their terms.

5. ADMINISTRATION OF THE PLAN

          (a)   The Plan shall be administered by the Committee.

          (b) Except as provided in the following sentence, the Committee may adopt, amend and rescind rules and regulations relating to the Plan as it may deem proper, shall make all other determinations necessary or advisable for the administration of the Plan, and may provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, to the extent not contrary to the express provisions of the Plan; provided, however, that the Committee may take action only upon the agreement of a majority of its members then in office. No action or determination by the Committee may adversely affect any right acquired by any Grantee or Beneficiary under the terms of any Award granted before the date such action or determination is taken or made, unless the affected Grantee or Beneficiary shall expressly consent; but it shall be conclusively presumed that any adjustment pursuant to Section 22 does not adversely affect any such right. Any action that the Committee may take through a written instrument signed by all of its members then in office shall be as effective as though taken at a meeting duly called and held.

          (c) The powers of the Committee shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, the Committee may determine (i) the persons to whom Awards shall be granted; (ii) the number of Shares subject to each Award; (iii) the Term of each Award; (iv) the frequency of Awards and the date on which each Award shall be granted;
     (v) the type of each Award;

     (vi) the Quotas (if any), exercise periods, and other terms and conditions applicable to each Option and Right, and the provisions of each Option Agreement; (vii) any performance criteria pursuant to which Awards may be granted; and (viii) the restrictions and other terms and conditions of each grant of Restricted Shares and the provisions of any instruments evidencing such grants. The Committee also may accelerate at any time the exercisability of outstanding Options, provided that no Option shall be exercisable prior to the expiration of the mandatory six-month holding period specified in Section 17(a) hereof.

          (d) The determinations, interpretations, and other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

          (e) Subject to the limits established by the Committee pursuant to this Section 5(e), the Company's Chief Executive Officer is authorized to grant Awards to key Employees (excluding those Employees required to file ownership reports with the Securities and Exchange Commission under Section 16(a) of the Securities and Exchange Act of 1934) having such terms, consistent with the terms of the Plan, as the Chief Executive Officer shall determine. No later than 90 days after the commencement of each fiscal year of the Company, the Committee may establish (i) a maximum aggregate amount of Awards which the Chief Executive Officer may grant during such fiscal year and (ii) the maximum amount of Awards which the Chief Executive Officer may grant to any one Grantee during such fiscal year. Upon granting any Awards pursuant to the Plan, the Chief Executive Officer, promptly, but in any event not later than the next Committee meeting, shall inform the Committee of the terms and number of Awards granted to any Grantee. The types of Awards that the Chief Executive Officer may grant shall be limited to Restricted Shares, Bonus Shares, and Non-qualified Stock Options which, in each case, are not intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. The exercise price of any Options granted by the Chief Executive Officer pursuant to the Plan shall not be less than the Fair Market Value of the Shares on the date the Option is granted.

6. EMPLOYEES AND OUTSIDE DIRECTORS ELIGIBLE TO RECEIVE AWARDS

          (a) Awards may be granted under the Plan to key Employees of the Company or any Subsidiary (including employees who are directors and/or officers). All determinations by the Committee as to the identity of the persons to whom Awards shall be granted hereunder shall be conclusive.

          (b) Outside Directors may be granted Awards (excluding Incentive Stock Options), subject to the provisions of Section 16 hereof.

          (c)   An individual Grantee may receive more than one Award.

7. OPTION AGREEMENT

          (a) No Option or Right shall be exercised by a Grantee unless he shall have executed and delivered an Option Agreement evidencing the grant of such Option or Right. The Agreement shall set forth the number of Shares subject to the Option or Right and the terms, conditions, and restrictions applicable thereto.

          (b) Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements in the name of the Company as directed from time to time by the Committee.

8. INCENTIVE STOCK OPTIONS

          (a) The Committee may authorize the grant of Incentive Stock Options to officers and key Employees, subject to the terms and conditions set forth in the Plan. The Option Agreement relating to an Incentive Stock Option shall state that the Option evidenced by the Option Agreement is intended to be an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (b) The Term of each Incentive Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Option Agreement. In no event shall the Term of an Incentive Stock Option extend beyond ten years from the date of grant. In the case of any Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company, a Parent, or a Subsidiary, the Term of the Option shall not extend beyond five years from the date of grant.

          (c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options (determined without regard to this paragraph (c)) are exercisable by any Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent and its Subsidiaries) exceeds $100,000 (excluding any Options that do not qualify as Incentive Stock Options at the time of grant), the portion of any such Option that exceeds the $100,000 limit shall be a Non-qualified Stock Option. For the purpose of this subsection (c), the Fair Market Value of Shares shall be determined as of the time the Option with respect to such stock is granted.

          (d) For purposes of applying the limitation in subsection (c), the following rules shall apply, except to the extent that final regulations issued under Code Sections 421, 422, or 424 provide or require otherwise:

             (1) The limitation in subsection (c) shall be applied by taking Options into account in the order in which they were granted.

             (2) An Incentive Stock Option shall be considered to be first exercisable at any time during a calendar year if the Incentive Stock Option will become exercisable during the year assuming that any condition on the optionee's ability to exercise the Incentive Stock Option related to performances of services is satisfied. If the optionee's ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered.

             (3) After an acceleration provision is triggered, the Options subject to such provision are then taken into account in accordance with subsection (d)(1) for purposes of applying the limitation in subsection
        (c) to all Options first exercisable during a calendar year.

             (4) An Option (or portion thereof) is disregarded if, prior to the calendar year during which it would otherwise have become exercisable for the first time, the Option (or portion thereof) is modified and thereafter ceases to be an Incentive Stock Option, is canceled, or is transferred in violation of the nontransferability requirements of Code Section 421.

             (5) If an Option (or portion thereof) is modified, canceled, or transferred at any other time, such Option (or portion thereof) is treated as outstanding according to its original terms until the end of the calendar year during which it would otherwise have become exercisable for the first time.

          (e) The Option price to be paid by the Grantee to the Company for each Share purchased upon the exercise of an Incentive Stock Option shall be equal to the Fair Market Value of a Share on the date the Option is granted, except that with respect to any Incentive Stock Option granted to a Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company, a Parent, or a Subsidiary, the Option price for each Share purchased shall not be less than 110 percent of the Fair Market Value of a Share on the date the Option is granted. In no event may an Incentive Stock Option be granted if the Option price per Share is less than the par value of a Share.

          (f) Any Grantee who disposes of Shares purchased upon the exercise of an Incentive Stock Option either (i) within two years after the date on which the Option was granted, or (ii) within one year after the transfer of such Shares to the Grantee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

9. NON-QUALIFIED STOCK OPTIONS

          (a) The Committee may authorize the grant of Non-qualified Stock Options subject to the terms and conditions set forth in the Plan. Unless an Option is designated by the Committee as an Incentive Stock Option, it is intended that the Option will not be an "incentive stock option" within the meaning of Section 422(b) of the Code and, instead, will be a Non-qualified Stock Option. The Option Agreement relating to a Non-qualified Stock Option shall state that the Option evidenced by the Option Agreement will not be treated as an Incentive Stock Option.

          (b) The Term of each Non-qualified Stock Option shall end (unless the Option shall have terminated earlier under another provision of the
     Plan) on a date fixed by the Committee and set forth in the applicable Option Agreement. In no event shall the Term of a Non-qualified Stock Option extend beyond ten years from the date of grant of the Option.

          (c) In no event may a Non-qualified Stock Option be granted if the Option price per Share is less than the Fair Market Value at the time of grant.

          (d) At the time of the grant of a Non-qualified Stock Option, the Committee shall specify whether the Shares purchased under the Option shall or shall not be Restricted Shares (or whether they shall be a specified combination of Shares that are, and Shares that are not, Restricted Shares). Restricted Shares purchased under an Option shall be subject to the terms, conditions and restrictions set out in subsections (b) through
     (e) of Section 12, and such additional terms, conditions and restrictions as the Committee may determine. Subject to the provisions of subsections
     (b) through (e) of Section 12, the Committee, at the time of grant, shall determine (and the Option Agreement shall specify) the terms and conditions of any Restricted Shares that may be purchased under the Non-qualified Stock Option, including the duration of the restrictions that shall be imposed on the Restricted Shares, and the dates on which, or circumstances in which, the restrictions shall expire, lapse or be removed or the Restricted Shares shall be forfeited. Shares purchased under an Option after the Company obtains actual knowledge that a Change in Control has occurred shall not be subject to any restrictions.

10. STOCK APPRECIATION RIGHTS

          (a) The Committee may authorize the grant of Stock Appreciation Rights subject to the terms and conditions set forth in the Plan. SARs are rights that, on exercise, entitle the Grantee to receive the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Fair Market Value of a Share on the date of grant, multiplied by the number of Shares with respect to which the SAR is exercised.

          (b) The amount to be paid to a Grantee upon the exercise of an SAR shall be paid in cash.

11. LIMITED STOCK APPRECIATION RIGHTS

          (a) The Committee may authorize the grant of Limited Stock Appreciation Rights in connection with all or part of any Option.

          (b) A Limited Stock Appreciation Right may be exercised only at such times, by such persons, and to such extent, as the related Option is exercisable. Furthermore, a Limited Stock Appreciation Right may be exercised only within the 60-day period beginning on the date on which the Company obtains actual knowledge that a Change in Control has occurred. As soon as the Company obtains actual knowledge that a Change in Control has occurred, the Company shall promptly notify each Grantee in writing of the Change in Control, whether or not the Grantee holds a Limited Stock Appreciation Right.

          (c) The Shares that are subject to a Limited Stock Appreciation Right shall not be used more than once to calculate the amount to be received pursuant to the exercise of the Limited Stock Appreciation Right. The right of a Grantee to exercise an Option shall be canceled if and to the extent that the Shares subject to the Option are used to calculate the amount to be received upon the exercise of the related Limited Stock Appreciation Right, and the right of a Grantee to exercise a Limited Stock Appreciation Right shall be canceled if and to the extent that the Shares with respect to which the

     Limited Stock Appreciation Right may be exercised are purchased upon the exercise of the related Option.

          (d) A Limited Stock Appreciation Right may be granted coincident with or after the grant of any related Option, provided that the Committee shall consult with counsel before granting a Limited Stock Appreciation Right after the grant of a related Incentive Stock Option.

          (e) The amount to be paid to the Grantee upon exercise of a Limited Stock Appreciation Right that is related to a Non-qualified Stock Option shall be paid in cash, and shall be equal to the number of Shares with respect to which the Limited Stock Appreciation Right is exercised multiplied by the excess of

             (1) the higher of (i) the highest Fair Market Value of a Share during the period commencing on the ninetieth (90th) day preceding the exercise of the Limited Stock Appreciation Right and ending on the date of exercise; or (ii) if an event described in paragraph (i) of the definition of "Change in Control", above, has occurred, the highest price per Share (A) paid for any Share in any transaction occurring during the period described in clause (i) by any person or group (as defined in the definition of "Change in Control", above) whose acquisition of Shares caused the Change in Control to occur, or (B) paid for any Share as shown on Schedule 13D (or an amendment thereto) filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 by any such person or group, over

             (2)   the Option price of the related Non-qualified Stock Option.

          (f) The amount to be paid to the Grantee upon exercise of a Limited Stock Appreciation Right that is related to an Incentive Stock Option shall be paid in cash, and shall be equal to the number of Shares with respect to which the Limited Stock Appreciation Right is exercised multiplied by the excess of (i) the Fair Market Value (as of the exercise date of the Limited Stock Appreciation Right) of a Share over (ii) the Option price of the related Incentive Stock Option.

12. RESTRICTED SHARES AND BONUS SHARES

          (a) The Committee may authorize the grant of Restricted Shares subject to the terms and conditions set forth in the Plan. The following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee shall apply to Restricted Shares. Subject to the provisions of this Section 12 (including, in the case of Performance-Based Restricted Shares, paragraph (f)), the Committee shall determine at the time of grant the size and the terms and conditions of each grant of Restricted Shares, including the duration of the restrictions that shall be imposed on the Restricted Shares, the dates on which, or circumstances in which, the restrictions shall expire, lapse or be removed or the Restricted Shares shall be forfeited, and the price to be paid to the Company by the Grantee (and the terms of payment thereof) for the Restricted Shares. In no event, however, shall the price of a Restricted Share be less than the par value of a Share on the date of grant. The Committee may cause to be issued an instrument evidencing the grant of the Restricted Shares to the Grantee, which instrument may set forth the restrictions and other terms and conditions of the grant.

          (b) A Grantee who has acquired Restricted Shares (pursuant to either a grant of Restricted Shares or the exercise of an Option to purchase Restricted Shares) shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on (subject, in the case of Performance-Based Restricted Shares, to the provisions of paragraph (f)) and the right to vote, the Restricted Shares. A certificate or certificates representing the number of Restricted Shares acquired shall be registered in the name of the Grantee. The Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the Grantee (or, in the event of the Grantee's death, to his Beneficiary), may provide for the holding of such certificate or certificates in custody by a bank or other institution or by the Company itself pending their delivery to the Grantee or Beneficiary, and may provide for any appropriate legend to be borne by the certificate or certificates referring to the terms, conditions and restrictions applicable to the Shares. Any attempt to dispose of the Shares in contravention of such terms, conditions and restrictions shall be ineffective.

          (c) While subject to the restrictions imposed by the Committee in accordance with this Section 12, Restricted Shares

             (1) shall not be sold, assigned, conveyed, transferred, pledged, hypothecated, or otherwise disposed of, and

             (2) shall be returned to the Company forthwith, and all the rights of the Grantee to such Shares shall immediately terminate, if the Grantee's continuous employment with the Company or any Subsidiary shall terminate for any reason, except as provided in Section 12(d). The return of the Shares shall be accomplished, if necessary, by the Grantee's delivering or causing to be delivered to the Company the certificate(s) for the Shares, accompanied by such endorsement(s) and/or instrument(s) of transfer as may be required by the Company. Upon the return of Shares in accordance with this paragraph (2), the Company shall pay to the Grantee an amount in cash equal to the lesser of the aggregate price paid for the Shares returned or the current fair market value of the Shares returned.

          (d) Subject to the following provisions of this Section 12(d), the restrictions imposed on Restricted Shares shall lapse on such date or dates as the Committee shall determine when the Restricted Shares (or any Option to purchase them) are granted. In addition, if a Grantee who has been in the continuous employment of the Company or a Subsidiary since the date on which he acquired the Restricted Shares becomes Disabled or dies while in such employment, then the restrictions imposed on the Restricted Shares shall lapse; provided that, if such Restricted Shares are intended to qualify as Performance-Based Restricted Shares, they shall cease to qualify as performance-based compensation for purposes of Section 162(m) of the Code if the restrictions lapse on the account of the Disability or death of the Grantee. All restrictions imposed on Restricted Shares shall lapse immediately following the date on which the Company obtains actual knowledge that a Change in Control has occurred.

          (e) If, after Restricted Shares are transferred to a Grantee (pursuant to either a grant of Restricted Shares or the exercise of an Option to purchase Restricted Shares), the Grantee properly elects, pursuant to section 83(b) of the Code, to include in gross income for Federal income tax purposes the amount determined under section 83(b) of the Code, the Grantee shall furnish to the Company a copy of his completed and signed election form, and shall pay (or make arrangements satisfactory to the Company to pay) to the Company any Federal, state or local taxes required to be withheld with respect to the Shares. If the Grantee fails to make such payments, the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares.

          (f) The Committee may authorize the grant of Performance-Based Restricted Shares subject to the following terms and conditions, in addition to all other applicable terms and conditions set forth in the
     Plan:

             (1) The restrictions imposed on Performance-Based Restricted Shares shall expire, lapse or be removed based solely on the account of the attainment of performance targets established by the Committee using one or more of the criteria set forth in Section 15 hereof.

             (2) Dividends shall be payable on Performance-Based Restricted Shares only to the extent of the Shares received based upon the attainment of the pre-established performance target(s).

             (3) Prior to the release of restrictions on any Performance-Based Restricted Shares, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the pre-established performance target(s) have been satisfied.

          (g) The Committee may authorize the grant of Bonus Shares in consideration for services rendered by a Grantee to the Company or a Subsidiary subject to the terms and conditions set forth in the Plan. Bonus Shares may be awarded pursuant to an Award Agreement containing such terms and conditions as may be established by the Committee. Notwithstanding the foregoing, Bonus Shares may not be awarded to any Grantee required to file ownership reports with the Securities and Exchange Commission under Section 16(a) of the Securities and Exchange Act of 1934, and no Grantee may receive more than 5,000 Bonus Shares during any fiscal year of the Company.

13. PERFORMANCE UNITS

          (a) The Committee may authorize the grant of Performance Units subject to the terms and conditions set forth in the Plan. Performance Units are rights, denominated in cash or cash units, to receive, at a specified future date, payment in cash or Shares, as determined by the Committee of an amount equal to all or a portion of the value of a unit granted by the Committee.

          (b) At the time of the Award of Performance Units, the Committee shall determine the performance factors applicable to the determination of the ultimate payment value of the Performance Units, using one or more of the criteria set forth in Section 15 hereof.

          (c) Prior to the payment of any Performance Units, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the pre-established performance target(s) have been met.

          (d) The maximum value of an Award of Performance Units granted to any one Grantee in any fiscal year shall not exceed $5 million. The foregoing limitation shall be applied at the time of settlement, regardless of whether such settlement is made in cash or Shares.

14. PERFORMANCE SHARES

          (a) The Committee may authorize the grant of Performance Shares subject to the terms and conditions set forth in the Plan. Performance Shares are rights, denominated in Shares or stock units equivalent to Shares, to receive, at a specified future date, payment in cash or Shares, as determined by the Committee. Such payment shall be of an amount equal to all or a portion of the Fair Market Value of Shares of the Company on the last day of the specified performance period of a specified number of Shares, based on performance during the period.

          (b) At the time of the Award of Performance Shares, the Committee shall determine the performance factors applicable to the determination of the ultimate payment value of the Performance Shares, using one or more of the criteria set forth in Section 15 hereof.

          (c) Prior to the payment of any Performance Shares, the Committee shall certify in writing (which may be set forth in the minutes of the Committee) that the pre-established performance target(s) have been met.

          (d) The maximum number of Shares (or the equivalent value in cash) of any Award of Performance Shares granted to any one Grantee in a fiscal year shall not exceed the limit set forth in Section 4(d).

15. PERFORMANCE CRITERIA

          (a) The Committee shall provide for the lapse or expiration of restrictions on Performance-Based Restricted Shares, and shall determine the extent to which Awards of Performance Units and Performance Shares are earned, using one or more of the following objectives: (i) increase in net sales; (ii) pretax income before allocation of corporate overhead and/or bonus; (iii) budget; (iv) earnings per share; (v) net income; (vi) attainment of division, group or corporate financial goals; (vii) return on stockholders' equity; (viii) return on assets; (ix) attainment of strategic and operational initiatives; (x) appreciation in or maintenance of the price of the common stock or any other publicly-traded securities of the Company; (xi) increase in market share; (xii) gross profits; (xiii) earnings before interest and taxes; (xiv) earnings before interest, taxes, depreciation and amortization; (xv) economic value-added models; (xvi) comparisons with various stock market indices; (xvii) comparisons with performance metrics of peer companies; or (xviii) reductions in costs.

          (b) The performance objective shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the objective is met. The Committee shall, at the time it establishes the performance target(s) for an Award, specify the period over which the performance target(s) relate. The establishment of the actual performance targets and, if an Award is based on more than one of the foregoing criteria, the relative weighting of such criteria, shall be at the sole discretion of the Committee; provided, however, that in all cases the performance targets must be established by the Committee in writing no later than 90 days after the commencement of the period to which the performance target(s) relates (or, if less, no later than after 25 percent of the period has elapsed) and when achievement of the performance target(s) is substantially uncertain. Once established by the Committee, the performance target(s) may not be changed to increase the amount of compensation that otherwise would be due upon the attainment of the performance target(s).

          (c) If a Grantee who has been in the continuous employment of the Company or a Subsidiary since the date on which he acquired Performance Based-Restricted Shares becomes Disabled or dies while in such employment, then the restrictions imposed on the Restricted Shares shall lapse. All restrictions imposed on Performance-Based Restricted Shares shall lapse immediately following the date on which the Company obtains actual knowledge that a Change in Control has occurred. The Committee may, in its discretion, provide that the performance target(s) under a Performance Unit or Performance Share shall be deemed satisfied when (i) the Company obtains actual knowledge that Change in Control has occurred, (ii) the Grantee becomes Disabled or (iii) the Grantee dies. Performance-Based Restricted Shares, Performance Units, and Performance Shares that become fully payable on account of (i) the Grantee's death, (ii) the Grantee becoming disabled, or (iii) a Change in Control, shall cease to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

          (d) The performance target(s) with respect to any Performance-Based Restricted Share, Performance Share or Performance Unit shall be measured over a period no greater than five consecutive years.

16. GRANTS OF AWARDS TO OUTSIDE DIRECTORS

          (a) In the discretion of the Committee, from time to time, Awards may be granted to Outside Directors, excluding Incentive Stock Options. Unless otherwise specified by the Committee, any Awards to Outside Directors for a year shall be made on the date on which the results of the election of directors held at the Company's annual meeting for that year are certified by the judge of elections. Notwithstanding the foregoing, no Awards shall be granted to any Outside Director in a year unless the Company had a net profit before extraordinary events (as determined by the Company's independent auditors and reflected in the Company's annual report) for the immediately preceding fiscal year.

          (b) The Committee may, in its discretion, grant Awards, excluding Incentive Stock Options, to any individual who is appointed to the Board for the first time by action of the Board and not action of the Company's shareholders. Unless otherwise specified by the Committee, the date of such grant shall be the date on which the Outside Director is appointed to the Board for the first time.

17. TERMS AND QUOTAS OF OPTION

          (a) Each Option and Right granted under the Plan shall be exercisable only during a Term commencing at least six months after the date on which the Option or Right was granted. The Committee shall have authority to grant both Options exercisable in full at any time during their Term and Options exercisable in Quotas. In exercising an Option that is subject to Quotas, the Grantee may purchase less than the full Quota available under the Option during any period. Quotas or portions thereof not purchased in earlier periods shall accumulate and shall be available for purchase in later periods within the Term of the Option.

          (b) Upon the expiration of the mandatory six-month holding period specified in subsection (a) above, any Option shall be exercisable in full, notwithstanding the applicability of any Quota or other limitation on the exercise of such Option, immediately following the date on which the Company obtains actual knowledge that a Change in Control has occurred.

          (c) Repricing of Options, within the meaning of Section 303A(8) of the New York Stock Exchange Listed Company Manual, shall not be permitted under the Plan. For purposes of the preceding sentence, the cancellation of an Option in exchange for another Option, Restricted Shares, or other equity shall not be considered a repricing of the original option if the cancellation and exchange occurs in connection with a merger, acquisition, spin-off, or other similar corporate transaction.

18. EXERCISE OF OPTION OR RIGHT

          (a) Options or Rights shall be exercised by delivering or mailing to the Committee:

             (1) a notice, in the form and in the manner prescribed by the Committee, specifying the number of Shares to be purchased, or the number of Shares with respect to which a Limited Stock Appreciation Right shall be exercised, and

             (2) if an Option is exercised, payment in full of the Option price for the Shares so purchased

                (i) by money order, cashier's check, certified check; or other cash equivalent approved by the Committee

                (ii) subject to paragraph (v), below, by the tender of Shares to the Company, or by the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares that it issues to the Grantee by the number of Shares necessary for payment in full of the Option price for the Shares so purchased;

                (iii) by money order, cashier's check, or certified check and the tender of Shares to the Company, or by money order, cashier's check, or certified check and (subject to paragraph (v), below) the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares that it issues to the Grantee by the number of Shares necessary for payment in full of the Option price for the Shares so purchased; or

                (iv) unless the Committee expressly notifies the Grantee otherwise (at the time of grant in the case of an Incentive Stock Option or at any time prior to full exercise in the case of a Non-qualified Stock Option), and except to the extent that the Option is an Option to purchase Restricted Shares, by the Grantee's (a) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee's account and (b) irrevocable instruction letter to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company, provided that at the time of such exercise, such exercise would not subject the Grantee to liability under section 16(b) of the Securities Exchange Act of 1934, or would be exempt pursuant to Rule 16b-3 promulgated under such Act or any other exemption from such liability. The Company shall deliver an acknowledgment to the broker upon receipt of instructions to deliver the Shares. The Company shall deliver the Shares to the broker upon the settlement date. The broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price upon receipt of the Shares from the Company.

                (v) Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Grantee for at least six months prior to their tender or their attestation to the Company, and may not be Restricted Shares at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable. Except as provided in this paragraph, the date of exercise shall be deemed to be the date that the notice of exercise and payment of the Option price are received by the Committee. For exercise pursuant to

           Section 18(a)(2)(iv) of the Plan, the date of exercise shall be deemed to be the date that the notice of exercise is received by the Committee.

          (b) Subject to subsection (c) below, upon receipt of the notice of exercise and, if an Option is exercised, upon payment of the Option price, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares purchased, without charge to him for issue or transfer tax, and if a Limited Stock Appreciation Right is exercised, shall promptly distribute cash to be paid upon the exercise of the Right.

          (c) The exercise of each Option and Right and the grant or distribution of Restricted Shares under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such exercise (or the delivery or purchase of Shares thereunder), grant or distribution

             (i)   to satisfy tax withholding or other withholding liabilities,

             (ii) to effect the listing, registration, or qualification on any securities exchange or under any state or Federal law of any Shares otherwise deliverable in connection with such exercise, grant or distribution, or

             (iii)   to obtain the consent or approval of any regulatory body,

        then in any such event such exercise, grant or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith judgment. Any such determination (described in the preceding sentence) by the Company must be reasonable, must be made in good faith, and must be made without any intent to postpone or limit such exercise, grant or distribution beyond the minimum extent necessary and without any intent otherwise to deny or frustrate any Grantee's rights in respect of any Award. In seeking to effect or obtain any such withholding, listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Option or Right or the grant or distribution of Restricted Shares shall not extend the time within which the Option or Right may be exercised or the Restricted Shares may be granted or distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary with respect to any Shares with respect to which the Award shall lapse, or with respect to which the grant or distribution shall not be effected, because of a postponement or limitation that conforms to the provisions of this subsection (c).

          (d) Except as provided in Section 18(e) below, Options and Rights granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution in accordance with Section 19(a) hereof, and an Option or Right may be exercised during the lifetime of the Grantee only by the Grantee.

          (e) Subject to the approval of the Committee in its sole discretion, Non-qualified Stock Options, Limited Stock Appreciation Rights that are granted in connection with Non-qualified Stock Options, and Restricted Shares may be transferable to members of the immediate family of the Grantee and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. "Members of the immediate family" means the Grantee's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption.

          (f) Upon the purchase of Shares under an Option, the stock certificate or certificates may, at the request of the purchaser, be issued in his name and the name of another person as joint tenants with right of survivorship.

19. EXERCISE OF OPTION OR RIGHT AFTER DEATH, DISABILITY, RETIREMENT, OTHER TERMINATION OF EMPLOYMENT, OR CHANGE IN CONTROL

          (a)   Death

             If a Grantee's employment with the Company and its Subsidiaries or status as a member of the Board shall cease due to the Grantee's death, or if the Grantee shall die within three months after cessation of employment or Board membership while an Option or Right is exercisable pursuant to subsection (d) or (e) below, any Option or Right held by the Grantee on the date of his death may be exercised only within twelve months after the Grantee's death, and only by the Grantee's Beneficiary, to the extent that the Option or Right could have been exercised immediately before the Grantee's death.

          (b)   Disability

             If a Grantee's employment with the Company and its Subsidiaries or status as a member of the Board shall cease due to his Disability, after at least six months of continuous employment with the Company and/or a Subsidiary immediately following the date on which an Option or Right was granted (with respect to Grantees other than Outside Directors), the Grantee may exercise the Option or Right, to the extent that the Option or Right could be exercised at the cessation of employment or termination of membership on the Board, at any time within two years after the Grantee shall so cease to be an employee or Outside Director.

          (c)   Retirement

             If a Grantee's employment with the Company and its Subsidiaries or status as a member of the Board ceases due to his Retirement, after at least six months of continuous employment with the Company and/or a Subsidiary immediately following the date on which an Option or Right was granted (with respect to Grantees other than Outside Directors), the Grantee may exercise the Option or Right, to the extent the Option or Right could be exercised at the cessation of employment, at any time within five years after the Grantee's Retirement.

          (d)   Termination of Employment for Any Other Reason

             The Option Agreement shall specify the period, if any, during which an Option or Right may be exercised subsequent to the termination of a Grantee's employment with the Company and its Subsidiaries, or termination of status as a member of the Board at any time other than within three months after the date on which the Company obtains actual knowledge that a Change in Control has occurred and for any reason other than those specified in subsections (a) through (c) above; provided, however, that the Option Agreement shall not permit the exercise of any Option or Right later than three months after such termination; and provided further that the Option or Right may not be exercised to an extent greater than the extent to which it could be exercised at the cessation of employment or termination of membership on the Board.

          (e)   Termination of Employment After a Change in Control

             If, within three months after the Company obtains actual knowledge that a Change in Control has occurred, a Grantee's employment with the Company and its Subsidiaries or status as a member of the Board ceases for any reason other than those specified in subsections (a) through (c) above, the Grantee may exercise the Option at any time within three months after such cessation of employment or termination of membership on the Board.

          (f) Notwithstanding any other provision of this Section 19, in no event shall an Option be exercisable after the expiration date specified in the Option Agreement.

20. TAX WITHHOLDING

          (a) The Company shall have the right to collect an amount sufficient to satisfy any Federal, State and/or local tax withholding requirements that might apply with respect to any Award to a Grantee

     (including, without limitation, the exercise of an Option or Right, the disposition of Shares, or the grant or distribution of Restricted Shares or Bonus Shares) in the manner specified in subsection (b) or (c) below. Alternatively, a Grantee may elect to satisfy any such tax withholding requirements in the manner specified in subsection (d) or (e) below to the extent permitted therein.

          (b) The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such tax withholding requirements. For purposes of determining the amount withheld, the value of the Shares subject to an Award generally shall be the Fair Market Value on the date the tax becomes due. If Shares are sold in a broker-assisted cashless exercise, however, the Company shall use the sale price as the value of the Shares on the sale date.

          (c) The Company and its Subsidiaries also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

          (d) If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any tax withholding obligation satisfied by (i) having the Company withhold Shares otherwise deliverable to the Grantee, or
     (ii) delivering Shares (other than Restricted Shares) to the Company, provided that the Shares withheld or delivered have a Fair Market Value (on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld.

          (e) A Grantee may elect to have any tax withholding obligation satisfied in the manner described in Section 18(a)(2)(iv) hereof, to the extent permitted therein.

          (f) A Grantee who is eligible to participate in the JLG Industries, Inc. Executive Deferred Compensation Plan or the JLG Industries, Inc. Directors' Deferred Compensation Plan (each a "Deferred Compensation Plan") may elect to surrender Equity Awards prior to vesting and/or to forgo receipt of Shares upon exercise of Options and to receive in lieu thereof an equivalent number of Company Stock Units under the applicable Deferred Compensation Plan, subject to the terms and conditions prescribed from time to time in such Deferred Compensation Plan.

21. SHAREHOLDER RIGHTS

     No person shall have any rights of a shareholder by virtue of an Option or Right except with respect to Shares actually issued to him, and the issuance of Shares shall confer no retroactive right to dividends.

22. ADJUSTMENT FOR CHANGES IN CAPITALIZATION

          (a) Subject to the provisions of Section 23 hereof, in the event that there is any change in the Shares through merger, consolidation, reorganization, recapitalization or otherwise; or if there shall be any dividend on the Shares, payable in Shares; or if there shall be a stock split or a combination of Shares, the aggregate number of shares available for Awards, the number of Shares subject to outstanding Awards, and the Option price per Share of each out standing Option may be proportionately adjusted by the Board of Directors as it deems equitable in its absolute discretion to prevent dilution or enlargement of the rights of the Grantees; provided that any fractional Shares resulting from such adjustments shall be eliminated.

          (b) Subject to the provisions of Section 23 hereof, any Shares to which a Grantee shall become entitled as a result of a stock dividend on Restricted Shares, or as a result of a stock split, combination of Shares, merger, consolidation, reorganization, recapitalization or other event affecting Restricted Shares, shall have the same status, be subject to the same restrictions, and bear the same legend (if any) as the Shares with respect to which they were issued, except as may be otherwise provided by the Board of Directors.

          (c) The Board's determination with respect to any such adjustments shall be conclusive.

23. EFFECTS OF MERGER OR OTHER REORGANIZATION

     If the Company shall be the surviving corporation in a merger or other reorganization, Awards shall extend to stock and securities of the Company after the merger or other reorganization to the same extent that a person who held, immediately before the merger or reorganization, the number of Shares corresponding to the number of Shares covered by the Award would be entitled to have or obtain stock and securities of the Company under the terms of the merger or reorganization.

24. TERMINATION, SUSPENSION, OR MODIFICATION OF PLAN

     The Board of Directors may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote, at a meeting duly held in accordance with applicable law, change (other than through adjustment for changes in capitalization as provided in Section 22 hereof) (a) the aggregate number of Shares for which Awards may be granted; (b) the class of persons eligible for Awards; (c) the minimum Option price, applicable to Options or Rights, that is provided for under the terms of the Plan; (d) the maximum duration of the Plan;
(e) the Shares with respect to which Awards are granted; or (f) the granting corporation for purposes of Awards under the Plan. In addition, the Board shall seek shareholder approval for any "material revision" of the Plan as defined in
Section 303A(8) of the New York Stock Exchange Listed Company Manual, or any successor provision. No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee, or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall expressly consent; but it shall be conclusively presumed that any adjustment pursuant to
Section 22 hereof does not adversely affect any such right.

25. APPLICATION OF PROCEEDS

     The proceeds received by the Company from the sale of Shares (including Restricted Shares) under the Plan shall be used for general corporate purposes.

26. GENERAL PROVISIONS

     The grant of an Award in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ or on the Board of the Company or its Subsidiaries.

27. GOVERNING LAW

     The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the Commonwealth of Pennsylvania except to the extent that such laws may be superseded by any Federal law.

                              JLG INDUSTRIES, INC.
                                   1 JLG DRIVE
                          MCCONNELLSBURG, PA 17233-9533
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, and does hereby appoint William M. Lasky, James H. Woodward, Jr. and Thomas D. Singer, and each of them, or such person or persons as they or any of them may substitute and appoint as proxy or proxies of the undersigned, to represent the undersigned and to vote all shares of JLG Industries, Inc., Capital Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of JLG Industries, Inc. to be held on Thursday, November 20, 2003 at 9:00 a.m., and at all adjournments of such meeting.

THE PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, PROXIES WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              JLG INDUSTRIES, INC.
                                November 20, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.
-------------------------------------------------------------------------------


            The Board of Directors unanimously recommends a vote FOR
                      its nominees and Proposals 2 and 3.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

Proposal 1. Election of Directors.
                                        NOMINEES:
 [ ]     FOR ALL NOMINEES               O R.V. Armes
                                        O G.R. Kempton
 [ ]     WITHHOLD AUTHORITY             O W.M. Lasky
         FOR ALL NOMINEES               O J.A. Mezera
                                        O S. Rabinowitz
 [ ]     FOR ALL EXCEPT                 O R.C. Stark
         (See instructions below)       O T.C. Wajnert
                                        O C.O. Wood, III

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark
              "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted
via this method.                                                            [ ]


                                                        FOR   AGAINST   ABSTAIN

Proposal 2. Approve the JLG Industries, Inc. 2003
            Long Term Incentive Plan.                   [ ]     [ ]       [ ]

Proposal 3. Ratify the appointment of Ernst &
            Young LLP as independent auditors for
            the ensuing year.                           [ ]     [ ]       [ ]

Proposal 4. In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.


Signature of Shareholder                                        Date:
                         --------------------------------------       ----------

Signature of Shareholder                                        Date:
                         --------------------------------------       ----------


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.